            As filed with the Securities and Exchange Commission on
                                October 20, 2000
                            Registration No. 2-95973

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] PRE-EFFECTIVE AMENDMENT NO. __           [ ] POST-EFFECTIVE AMENDMENT NO. __

                        (Check appropriate box or boxes)

                                  -------------

                             ONE GROUP MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              1111 Polaris Parkway
                            Columbus, Ohio 43271-1235
                    (Address of Principal Executive Offices)

                                  -------------

                                 Mark A. Beeson
                              1111 Polaris Parkway
                            Columbus, Ohio 43271-1235
                     (Name and address of Agent for Service)

                                  -------------

                                    Copy to:

ALAN G. PRIEST, ESQUIRE                           MICHAEL V. WIBLE, ESQUIRE
Ropes & Gray                                      BANK ONE CORPORATION
1301 K Street, N.W.                               100 East Broad Street
Suite 800 East                                    18th Floor
Washington, D.C.  20005                           Columbus, OH 43271-0158

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Calculation of Registration Fee under Securities Act of 1933:

     Title of Securities Being Registered:
     ------------------------------------
     No filing fee is due in reliance on Rule 24f-2.

It is proposed that this filing will become effective on November 19, 2000, pursuant to Rule 488.

                             ONE GROUP MUTUAL FUNDS

                              CROSS REFERENCE SHEET
                              ---------------------

Form N-14 Item     Caption in Combined Prospectus/Proxy Statement
--------------     ----------------------------------------------

     1        Cross-Reference Sheet; Front Cover

     2        Table of Contents

     3        Synopsis; Principal Risk Factors

     4        Proposal (1) -- Approval of Agreement and Plan of Reorganization;
              Introduction; Information about the Proposed Transaction; Terms of the Proposed Transaction; Federal Tax Opinions; Comparison of Shareholder Rights; Existing and Pro Forma Capitalization

     5 Front Cover; Synopsis; Incorporated by reference to specified documents; Financial Statements; Information filed with the Securities and Exchange Commission; Management Discussion of Fund Performance

     6 Front Cover; Synopsis, Financial Statements; Information filed with the Securities and Exchange Commission

     7        Information About the Proposed Transaction; Voting Information

     8        Interest of Certain Persons in the Transaction

     9        Not Applicable

Part B
------

     10,11    Cover Page

     12       Cover Page; Incorporated by reference to specified documents

     13       Incorporated by reference to specified documents

     14       Incorporated by reference to specified documents

Part C
------

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                           CIRCLE INCOME SHARES, INC.
                             POST OFFICE BOX 77004
                        INDIANAPOLIS, INDIANA 46277-7004

November   , 2000

To Shareholders of Circle Income Shares, Inc.:

     Enclosed please find several documents furnished to you in connection with a Special Meeting of Shareholders of Circle Income Shares, Inc. ("Circle Income"). The Special Meeting will be held in Suite 500, The Columbia Club, 121 Monument Circle, Indianapolis, Indiana on Tuesday, January 9, 2001, at 1:00 p.m. Central Time. At the Special Meeting, you will be asked to consider and approve the reorganization of Circle Income into One Group Mutual Funds, specifically One Group Income Bond Fund ("One Group Income"). We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

     If you approve the proposed reorganization, Circle Income will transfer all of its assets to One Group Income, in return for Class A shares of One Group Income. At the same time, One Group Income will assume all of the liabilities of Circle Income. After these transfers, Class A shares of One Group Income will be distributed to Circle Income's shareholders and Circle Income will be liquidated and dissolved.

     The investment objectives and policies of One Group Income and Circle Income are similar, and the investment adviser for both funds is the same firm. However, there are substantial differences in the major shareholder policies and procedures. These differences will provide new features to shareholders of Circle Income, if the proposed reorganization with One Group Income is approved. We believe this proposal offers you many benefits, including the elimination of Circle Income's market discount, all of which are discussed in greater detail in the attached Combined Prospectus/Proxy Statement.

     Also, the proposed reorganization is intended to be a tax-free transaction for you and Circle Income, and you will not be assessed any sales charges or other fees in connection with the proposal.

     THE BOARD OF DIRECTORS HAS GIVEN CAREFUL CONSIDERATION TO THE PROPOSAL AND WE BELIEVE THAT THE PROPOSED REORGANIZATION OF CIRCLE INCOME WITH ONE GROUP INCOME IS IN THE BEST INTERESTS OF CIRCLE INCOME AND ITS SHAREHOLDERS. WE UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION.

     The Notice of Special Meeting of Shareholders, the accompanying Combined Prospectus/Proxy Statement, the Prospectus for One Group Income, and the form of proxy are enclosed. Please read these documents carefully.

     We welcome your attendance at the Special Meeting of Shareholders. Your vote is important to us. If you are unable to attend the meeting in person, we urge you to vote your proxy by using either one of the convenient methods available, so your shares may be voted according to your instructions.

                                          Sincerely,

                                          JACQUELINE A. WEITZ
                                          Secretary

                           CIRCLE INCOME SHARES, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, JANUARY 9, 2001

To Shareholders of Circle Income Shares, Inc.:

     NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (Special Meeting and any adjournment thereof, the "Meeting") of Circle Income Shares, Inc. (the "Circle Income"). The Meeting will be held in Suite 500, The Columbia Club, 121 Monument Circle, Indianapolis, Indiana on Tuesday, January 9, 2001, at 1:00 p.m. Central Time, to consider and vote on the following:

     1. Approval of an Agreement and Plan of Reorganization pursuant to which Circle Income will transfer all of its assets to One Group Mutual Funds, specifically One Group Income Bond Fund ("One Group Income"), in return for Class A shares of One Group Income. At the same time, One Group Income will assume all of the liabilities of Circle Income. After these transfers, it is intended that shares of One Group Income will be distributed to Circle Income shareholders tax-free according to their respective interests, and Circle Income will be liquidated and dissolved. A vote in favor of the reorganization will also constitute a vote in favor of the liquidation and dissolution of Circle Income and termination of its registration under the Investment Company Act of 1940.

     2. Any other business that may properly come before the Meeting.

     The proposed reorganization is described in the attached Combined Prospectus/Proxy Statement and a copy of the Agreement and Plan of Reorganization dated as of October 18, 2000 is attached as Exhibit A to the Combined Prospectus/Proxy Statement.

     Circle Income's Board of Directors fixed the close of business on November 20, 2000, as the record date. Shareholders of record are entitled to notice of, and to vote at, the Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors. The Board of Directors of Circle Income unanimously recommends approval of the reorganization.

                                          By Order of the Board of Directors,

                                          JACQUELINE A. WEITZ
                                          Secretary

Circle Income Shares, Inc.
Post Office Box 77004
Indianapolis, Indiana 46277-7004
Phone: (317) 321-8180

November   , 2000

     Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card. You may also submit your proxy by telephone, as further described in the Combined Prospectus/Proxy Statement. Please vote as soon as possible to help avoid additional proxy solicitation costs and to hold the Meeting as scheduled.

                      COMBINED PROSPECTUS/PROXY STATEMENT

November   , 2000

One Group(R) Mutual Funds                        Circle Income Shares, Inc.
1111 Polaris Parkway                             Post Office Box 77004
Columbus, Ohio 43271-1235                        Indianapolis, Indiana 46277-7004
Tel No: 1-800-480-4111                           Tel No: 1-317-321-8180

                      COMBINED PROSPECTUS/PROXY STATEMENT

     This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Circle Income Shares, Inc. ("Circle Income").

     The proxies will be used at a Special Meeting of Shareholders ("Meeting") to consider and approve an Agreement and Plan of Reorganization ("Agreement") between Circle Income and One Group Mutual Funds dated as of October 18, 2000, a copy of which is attached as Exhibit A, and the completion of the transactions (collectively, the "Transaction") contemplated in the Agreement. The Agreement provides for the transfer of all the assets and liabilities of Circle Income to One Group Income Bond Fund ("One Group Income") in exchange for Class A shares of One Group Income.

     Following the transfer, shares of One Group Income will be distributed to Circle Income's shareholders. Circle Income will then be liquidated and dissolved. It is intended that as a result of the Transaction, you will receive on a tax-free basis, a number of full and fractional Class A shares of One Group Income equal at the date of the exchange to the value of your share of the net assets of Circle Income. Because Circle Income is a closed-end fund, your share of the net assets of Circle Income may be higher or lower than the market price of the common stock of Circle Income that you owned prior to the Transaction.

     One Group Mutual Funds ("One Group") is a diversified, open-end management investment company made up of multiple series. Each series is operated as a separate fund. One Group Mutual Funds contains fifty-five funds, of which fifty-one are currently offered to investors. Circle Income is a diversified closed-end management investment company incorporated in 1973 under the laws of the State of Indiana.

     This Combined Prospectus/Proxy Statement explains concisely what you should know before investing in One Group Income. Please read it carefully and keep it for future reference.

     This Combined Prospectus/Proxy Statement is accompanied by the current prospectus for One Group Income, dated November 1, 2000, which is incorporated into this Combined Prospectus/Proxy Statement by reference.

     Additional information about One Group Income can be found in the current Statement of Additional Information of One Group Mutual Funds, dated November 1,
2000, and the Statement of Additional Information dated November   , 2000
relating to this Combined Prospectus/Proxy Statement. Annual reports for One Group Income and Circle Income and a Prospectus for Circle Income are incorporated by reference in the Statement of Additional Information and will accompany the Statement of Additional Information. Each of the documents mentioned above is on file with the Securities and Exchange Commission, may be obtained, without charge, by writing or calling One Group Mutual Funds or Circle Income Shares, Inc. (the "SEC") at the addresses or telephone numbers provided above.

     PLEASE REMEMBER, SHARES OF ONE GROUP AND CIRCLE INCOME:

        - ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED BY BANK ONE CORPORATION OR ITS AFFILIATES AND SUBSIDIARIES;

        - ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY;

        - INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ONE GROUP MUTUAL FUNDS. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY ONE GROUP MUTUAL FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Proposal 1: To approve the reorganization of Circle Income            4
  Shares, Inc. .............................................
Synopsis....................................................          5
     Comparison of Fund Structures..........................          5
     Comparison of Current Fees.............................          6
     Comparison of Investment Objectives and Practices......         10
     Comparison of Investment Policies......................         12
     Comparison of Shareholder Policies and Procedures......         14
     Federal Income Tax Consequences........................         18
Principal Risk Factors......................................         18
Management of the Funds and Discussion of Fund                       20
  Performance...............................................
     One Group Mutual Funds and One Group Income............         20
     Circle Income Shares, Inc..............................         21
Information About the Proposed Transaction..................         22
     Introduction...........................................         22
     Terms of the Proposed Transaction......................         22
     Federal Tax Opinions...................................         25
     Fees and Expenses of the Transaction...................         25
     Comparison of Shareholder Rights.......................         26
     Existing and Pro Forma Capitalization..................         26
Voting Information..........................................         26
Ownership by Certain Beneficial Owners and Management.......         28
Rights of Dissenting Shareholders...........................         28
Interests of Certain Persons in the Transaction.............         29
Litigation..................................................         30
Financial Statements........................................         30
Information filed with the Securities and Exchange                   30
  Commission................................................
Agreement and Plan of Reorganization dated as of October 18,  Exhibit A
  2000......................................................
Circle Income Shares, Inc. Dividend Reinvestment Plan.......  Exhibit B
Authorized Shares - Circle Income Shares, Inc...............  Exhibit C
Management Discussion Regarding Each Fund's Performance.....  Exhibit D
Form of Proxy Card..........................................  Exhibit E

    PROPOSAL 1: TO APPROVE THE REORGANIZATION OF CIRCLE INCOME SHARES, INC.

     On October 18, 2000, the Board of Directors ("Directors") of Circle Income Shares, Inc. ("Circle Income") unanimously approved an Agreement and Plan of Reorganization pursuant to which Circle Income will transfer all of its assets to One Group Mutual Funds, specifically One Group Income Bond Fund ("One Group Income"), in exchange for Class A shares of One Group Income. At the same time, One Group Income will assume all the liabilities of Circle Income. Following the transfer, Class A shares of One Group Income will be distributed to shareholders of Circle Income. Circle Income will then be liquidated and dissolved. These events, collectively, will be referred to in this Combined Prospectus/Proxy Statement as the "Transaction".

     It is intended that as a result of the proposed Transaction, you will receive, without paying any sales charges and on a tax-free basis, a number of full and fractional Class A shares of One Group Income, equal at the date of the exchange, to the value of the net assets of Circle Income attributable to you. Because Circle Income is a closed-end fund, your share of the net assets of Circle Income may be higher or lower than the market price of the common stock of Circle Income that you owned prior to the Transaction.

     The Board of Directors has concluded that participation in the proposed Transaction is in the best interests of Circle Income and its shareholders. The Directors have further concluded that the economic interests of shareholders of Circle Income will not be diluted as a result of the proposed transaction. In reaching these conclusions, the Directors considered, among other things:

        1. The elimination of Circle Income's market discount to its net asset value.

        2. The greater diversification in the portfolio holdings of One Group Income.

        3. The similarity of the investment objectives and policies of One Group Income with those of Circle Income.

        4. The performance of One Group Income as compared to the performance of Circle Income.

        5. The expense ratios of Circle Income and One Group Income.

        6. The enhanced range of investment options available to investors in One Group Mutual Funds. One Group Mutual Funds currently offers 51 different funds.

        7. The tax-free nature of the transaction.

        8. The investment and market leverage that One Group Mutual Funds will provide.

     For a more complete discussion of the factors affecting the Board's decision, please see pages 23 and 24.

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the legal structure, current fees, investment objectives, policies and restrictions, and shareholder policies of Circle Income with those of One Group Income. This section is only a synopsis. For more complete information, please read the prospectus for each fund. The One Group Income prospectus is enclosed with these materials. To
obtain a copy of the Circle Income prospectus, please call                .

COMPARISON OF FUND STRUCTURES

     One Group Income is an open-end investment company and Circle Income is a closed-end investment company. This distinction is important. While both investment companies are regulated by the U.S. Securities and Exchange Commission ("SEC"), open- and closed-end funds differ in the way in which they sell shares, value their shares, and provide services to their shareholders. These differences are explained below.

     One Group Income is an open-end investment company. Open-end investment companies raise cash for investment by continuously selling shares. Cash from the sale of shares is used by the investment adviser to purchase securities that match the fund's investment objectives. The amount available for investment depends, in part, on purchases and sales (redemptions) by shareholders.

     Open-end funds calculate the price of their shares every business day. The share price is called the net asset value (NAV). The NAV is the current market value of all the assets held by the fund, minus liabilities, divided by the total number of shares outstanding. For example, a fund with $30,000,000 in net assets and 3,000,000 shares outstanding will have an NAV of $10.00. The NAV changes as the value of the underlying securities rises or falls. Investors may purchase shares of an open-end fund on any business day at the fund's current NAV. Open-end funds also continuously buy back (redeem) shares from shareholders who no longer wish to invest in the fund. Investors can redeem some or all other their shares anytime and receive the current NAV.

     Circle Income is a closed-end investment company whose shares are traded over-the-counter. The shares are listed and traded on NASDAQ under the ticker symbol "CINS." Like other publicly traded securities, the market prices of closed-end fund shares fluctuate and are determined by supply and demand in the marketplace. A closed-end fund raises cash for investment by selling a fixed number of shares, and the investment adviser invests the cash in accordance with the fund's investment objective and policies. The amount available for investment by a closed-end fund does not depend on purchases or redemptions by investors, because unlike an open-end fund, a closed-end fund does not issue redeemable securities and typically does not offer its securities for sale on a continuous basis.

     Both open- and closed-end funds calculate their NAVs in the same manner. However, because a closed-end fund's shares trade in the stock market at prices based on investor demand, the fund may trade at a price higher or lower than its NAV. For example, a closed-end fund in great demand may trade at a share price higher than its NAV. In this case, the fund's shares are said to be selling at a "premium" to the NAV. The opposite also may be true. Based on a less favorable perception of its underlying portfolio, of the market in which it trades, or a lack of investor knowledge or market recognition, a fund may trade at a share price lower than its NAV. Such a fund's shares are said to be selling at a "discount" to the NAV. For example, if a fund has an NAV per share of $100, based on the current value of its portfolio, but is priced at $90, it is selling at a 10% discount.

     In the past, shares of Circle Income have generally traded at a discount in relation to NAV. The following table shows for each fiscal quarter for the two most recent complete fiscal years and the fiscal quarters during the current fiscal year: (1) the high and low NAV per share during the quarter; (2) the high and low sale price of the shares on the NASDAQ during the quarter; and (3) the high and low premium or discount to NAV at which the shares were trading during the quarter.

                                                                               DISCOUNT TO
                                    NET ASSET VALUES      NASDAQ PRICE       NET ASSET VALUE
                                    ----------------    ----------------    -----------------
      FOR THE QUARTER ENDED:         HIGH      LOW       HIGH      LOW       HIGH       LOW
      ----------------------        ------    ------    ------    ------    ------     ------
September 30, 1998................  $12.03    $11.76    $11.50    $10.88     (8.54)%    (3.93)%
December 30, 1998.................  $12.07    $11.73    $11.63    $10.88     (9.53)%    (2.80)%
March 31, 1999....................  $12.05    $11.74    $11.25    $10.50    (11.09)%    (5.32)%
June 30, 1999.....................  $11.92    $11.31    $10.75    $10.38    (10.87)%    (4.95)%
September 30, 1999................  $11.52    $11.21    $11.00    $ 9.75    (13.64)%    (3.00)%
December 31, 1999.................  $11.33    $11.13    $ 9.75    $ 8.88    (20.47)%   (13.18)%
March 31, 2000....................  $11.12    $10.94    $ 9.38    $ 8.75    (20.89)%   (15.31)%
June 30, 2000.....................  $11.14    $10.72    $ 9.59    $ 9.00    (18.65)%   (12.39)%
September 30, 2000................  $11.11    $10.97    $ 9.78    $ 9.31    (15.57)%   (11.88)%

     The NAV per share at the close of business on October 18, 2000, (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the Proposed Transaction) was $11.09 and the last reported sales prices of a share on the NASDAQ on that date was $9.63. Additional information regarding Circle Income's authorized securities may be found in Exhibit C.

     Open-end funds typically provide a wide variety of services. These include 24-hour and toll-free telephone access, websites, systematic purchase and withdrawal programs, dividend reinvestment plans, exchange rights among funds in a fund complex, and investor education materials, such as newsletters, brochures and planning tools. Closed-end funds typically offer dividend reinvestment plans, but generally do not provide other shareholder services.

COMPARISON OF CURRENT FEES

     The following tables show the current fees for Circle Income followed by those currently charged by One Group Income. If the reorganization is approved, you would pay the fees shown for One Group Income. The examples following the tables will help you compare the cost of investing in Circle Income with the cost of investing in One Group Income.

CIRCLE INCOME

ANNUAL OPERATING EXPENSES
(As a percentage of net assets attributable to Common
Shares)
Management Fees.............................................  .50%
Other Expenses..............................................  .49%
Total Annual Operating Expenses.............................  .99%

ONE GROUP INCOME

SHAREHOLDER TRANSACTION EXPENSES(1)                           CLASS A
                                                              -------
Maximum Sales Charge Imposed on Purchases(2)
  (as a percentage of offering price).......................     4.50%
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price or redemption
  proceeds, as applicable)..................................     None(3)
Redemption Fees.............................................     None
Exchange Fees...............................................     None
ANNUAL OPERATING EXPENSES(4)
  (as a percentage of average daily net assets)
Investment Advisory Fees....................................      .60%
Distribution [and/or Service](12b-1)........................      .35%
Other Expenses..............................................      .22%
Total Fund Operating Expenses...............................     1.17%
Fee Waiver and/or Expense Reimbursement(5)..................     (.25)%
Net Expenses................................................      .92%

---------------

(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent.

(2) Shares received in the proposed Transaction will not be subject to a sales charge. Please see "Will I Pay a Sales Charge in the Reorganization?"

(3) Except for purchases of $1 million or more. Please see "Sales Charges" in the One Group Income prospectus.

(4) Expense information has been restated to reflect current fees.

(5) Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund expenses to .92% for Class A Shares for the period beginning November 1, 2000 and ending on October 31, 2001. Please note current fee waivers result in net expenses of .89%.

EXAMPLES

     These examples will help you compare the cost of investing in Circle Income with the cost of investing in One Group Income The example assumes that you invest $1,000 for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Circle Income (without brokerage
  commissions)(1)................................   $10        $32       $ 55        $121
One Group Income (without sales charge)..........   $ 9        $35       $ 62        $140
One Group Income (with sales charge).............   $54(2)     $78       $104        $179

     This example assumes that you invest $10,000 for the time periods indicated, based on the same assumptions as above.

                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                  ------    -------    -------    --------
Circle Income (without brokerage
  commissions)(1)...............................   $101      $315      $  547      $1,213
One Group Income (without sales charge).........   $ 94      $347      $  620      $1,398
One Group Income (with sales charge)............   $540(2)   $781      $1,042      $1,785

---------------

(1) The Circle Income examples do not include brokerage commissions Circle Income shareholders pay when purchasing shares. If commissions were included, the costs of investing in Circle Income shares would be higher.

(2) Without contractual fee waivers, 1 year expenses would be $56 based on a $1,000 investment and $564 based on a $10,000 investment.

     One Group shares that you receive in the Transaction will not be subject to a sales charge. However, you will be assessed a sales charge if you purchase additional Class A shares after the Transaction, unless you qualify for a sales charge waiver. For further information on sales charges, please read "How Do Sales Charges Compare?" in this Combined Prospectus/Proxy Statement and "Sales Charges" in the One Group Income prospectus accompanying this Combined Prospectus/Proxy Statement.

FINANCIAL HIGHLIGHTS

     The following Financial Highlights for One Group Income and Circle Income are intended to help you understand each Fund's performance for the last five years. The total returns in the tables represent the rate that an investor would have earned or lost on investments in the Funds (assuming reinvestment of all dividends and distributions). The information for Class A shares of One Group Income has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the One Group Income's financial statements, is incorporated by reference in the Statement of Additional Information. The information for Circle Income has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, also is incorporated by reference in the Statement of Additional Information. The Statement of Additional Information is available upon request.

                                                          ONE GROUP INCOME
                                                           CLASS A SHARES
                                --------------------------------------------------------------------
                                  YEAR      SIX MONTHS                                  FEBRUARY 1,
                                 ENDED        ENDED         YEAR ENDED DECEMBER 31,       1995 TO
                                JUNE 30,     JUNE 30,     ---------------------------   DECEMBER 31,
                                  2000       1999(A)       1998       1997      1996      1995(B)
                                --------    ----------    -------    ------    ------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $  7.68      $  8.09      $  8.00    $ 7.84    $ 8.18      $ 7.68
Investment Activities:
  Net investment income.......     0.46         0.21         0.44      0.48      0.41        0.44
  Net realized and unrealized
     gains (losses) from
     investments..............    (0.18)       (0.34)        0.14      0.17     (0.25)       0.72
                                -------      -------      -------    ------    ------      ------
     Total from Investment
       Activities.............     0.28        (0.13)        0.58      0.65      0.16        1.16
                                -------      -------      -------    ------    ------      ------
Distributions:
  Net investment income.......    (0.46)       (0.22)       (0.44)    (0.47)    (0.40)      (0.44)
                                -------      -------      -------    ------    ------      ------
  Net realized gains
     (losses).................       --        (0.06)       (0.05)    (0.02)    (0.10)      (0.22)
                                -------      -------      -------    ------    ------      ------
     Total distributions......    (0.46)       (0.28)       (0.49)    (0.49)    (0.50)      (0.66)
NET ASSET VALUE, END OF
  PERIOD......................  $  7.50      $  7.68      $  8.09    $ 8.00    $ 7.84      $ 8.18
Total Return (Excludes Sales
  Charge).....................     3.80%      (1.62)%(C)     7.44%     8.58%     2.75%      15.55%(C)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
     (000)....................  $28,677      $31,603      $15,785    $7,832    $8,798      $6,095
  Ratio of expenses to average
     net assets...............     0.88%        0.87%(D)     0.90%     0.87%     0.84%       0.94%(D)
  Ratio of net investment
     income to average net
     assets...................     6.11%        5.37%(D)     5.57%     5.83%     5.75%       5.72%(D)
  Ratio of expenses to average
     net assets*..............     1.16%        1.16%(D)     0.90%     0.87%     0.90%       1.15%(D)
  Portfolio turnover(E).......    25.10%       20.55%       41.69%    38.70%   103.93%     173.26%

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund.

(B) Effective February 1, 1995 the Fund changed its fiscal year end from January 31, to December 31.

(C) Not annualized.

(D) Annualized.

(E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                 CIRCLE INCOME

     SELECTED PER SHARE DATA OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                       YEAR ENDED JUNE 30,
                                  -------------------------------------------------------------
                                    2000         1999         1998         1997         1996
                                  ---------    ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..........................  $   11.44    $   11.96    $   11.82    $   11.60    $   11.84
                                  ---------    ---------    ---------    ---------    ---------
Net investment income...........       0.79         0.79         0.83         0.88         0.90
Net realized and unrealized gain
  (loss) on investments.........      (0.50)       (0.53)        0.15         0.21        (0.24)
                                  ---------    ---------    ---------    ---------    ---------
Net increase in net asset value
  resulting from operations.....       0.29         0.26         0.98         1.09         0.66
                                  ---------    ---------    ---------    ---------    ---------
Dividends to shareholders from
  net investment income.........      (0.78)       (0.78)       (0.84)       (0.87)       (0.90)
                                  ---------    ---------    ---------    ---------    ---------
Net asset value, end of year....  $   10.95    $   11.44    $   11.96    $   11.82    $   11.60
                                  =========    =========    =========    =========    =========
Market value per share, end of
  year..........................  $   9.313    $  10.375    $  11.375    $  10.688    $  10.500
                                  =========    =========    =========    =========    =========
TOTAL INVESTMENT RETURN:(1)
Based on market value per
  share.........................      (2.59)%      (2.12)%      14.60%        9.56%       11.15%
Based on net asset value per
  share.........................       2.68%        2.15%        8.38%        9.69%        5.62%
RATIOS TO AVERAGE NET ASSETS:
Total expenses..................       0.99%        0.90%        0.90%        0.89%        0.89%
Net investment income...........       7.06%        6.65%        6.97%        7.53%        8.05%
SUPPLEMENTAL DATA:
Net assets at end of period
  ($000)........................  $30,703.9    $32,068.1    $33,534.6    $33,061.0    $32,451.7
Portfolio turnover rate.........       4.53%       13.52%       27.63%        8.52%       17.75%
Number of shares outstanding at
  end of period (000)...........    2,803.5      2,803.5      2,803.5      2,797.4      2,797.4

---------------

(1) Total investment return is a hypothetical rate of return to the shareholder which assumes that an initial investment is made at the appropriate rate (market value or net asset value) calculated on the last business day before the first day of each fiscal year. All related dividends during the year are reinvested at the appropriate rate (market value or net asset value), and the entire investment is liquidated at the appropriate price last calculated on the last business day of each fiscal year. The total investment return is calculated by dividing the ending value of the investment by the beginning value of the investment. Total investment return excludes the effects of any commissions.

COMPARISON OF INVESTMENT OBJECTIVES AND PRACTICES

     The following sections will help you compare the investment objectives and policies of Circle Income with those of One Group Income. Please be aware that this is only a brief discussion. More complete information regarding One Group Income can be found in the One Group Mutual Funds prospectus that you received along with this Combined Prospectus/Proxy Statement.

     One Group Income and Circle Income pursue similar investment objectives. The primary investment objective of each fund is to seek a high level of current income with capital appreciation as a secondary objective.

The portfolio securities held by Circle Income are compatible with the investment objectives of One Group Income and meet the liquidity requirements for an open-end fund such as One Group Income. Therefore, the proposed reorganization of Circle Income will not result in significant portfolio turnover or transaction expenses due to One Group Income's disposal of incompatible securities. Banc One Investment Advisors Corporation ("Banc One Investment Advisors") serves as investment advisor to both Circle Income and One Group Income. The percentages referenced below apply at the time the security is purchased.

ONE GROUP INCOME AND CIRCLE INCOME

     One Group Income seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities. One Group Income invests at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.(1) In addition, up to 30% of One Group Income's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. Even though it may invest in debt securities in all rating categories, One Group Income will not invest more than 20% of its total assets in securities rated below the fifth rating category. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds". These securities are considered to be speculative and high risk. One Group Income's average weighted maturity will normally range between five and twenty years, although One Group Income may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. As a matter of fundamental policy, at least 65% of One Group Income's total assets will consist of bonds.

     Circle Income seeks as high a level of current income as is consistent with prudent investment risk through investment principally in debt securities, with capital appreciation as a secondary investment objective. Circle Income primarily invests in corporate and mortgage-backed fixed income securities including some high yield, high-risk fixed income securities of domestic and foreign companies. Circle Income invests at least 75% of its total assets in investment grade debt securities and obligations of banks, savings and loan institutions and their holding companies, certain U.S. and Canadian government securities, commercial paper, cash, and cash equivalents. Circle Income may invest up to 25% of its total assets in: (i) debt securities rated below investment grade (i.e., "high yield" or "junk" bonds), (ii) securities which may be converted into or carry warrants to purchase equity interests, (iii) obligations of foreign governments or corporations (provided that such obligations are traded in the United States either on a national securities exchange or in the over-the-counter market), and (iv) marketable common stocks (not to exceed 10% of total assets). Normally, the Fund will maintain a dollar-weighted average portfolio maturity of between five and 15 years; however, under certain circumstances, this average maturity may fall below five years.

     PORTFOLIO TRADING

     Both One Group Income and Circle Income may buy and hold to maturity a portion of the securities in each of their portfolios. However, both Funds also engage in portfolio trading. Such trading may involve the selling of securities held for a short time, ranging from several months to less than a day. Trading is used by the Funds primarily in anticipation of, or response to, market developments or to take advantage of yield disparities. The portfolio turnover rate for both Funds is relatively low. For the year ended June 30, 2000, One Group Income's portfolio turnover rate was 25.10%. For the same period, Circle Income's rate was 4.53%.

     BORROWINGS

     Both One Group Income and Circle Income may borrow funds under certain circumstances. One Group Income may borrow money in amounts up to 10% of the its total assets, but only for temporary purposes. Circle

---------------

1Investment grade securities are those securities rated in the top four rating categories by a nationally recognized statistical rating organization such as Standard & Poors, Corporation or Moody's Investors Services, Inc.

Income may borrow money up to 5% of its total assets, but only as a temporary measure for extraordinary or emergency purposes.

     In addition, Circle Income also may borrow funds up to 25% of its net assets to purchase securities. However, Circle Income does not currently engage in this practice.

     SECURITIES LENDING

     Both One Group Income and Circle Income may lend portfolio securities. In order to generate additional income, investment companies may lend up to 33 1/3% of their total assets. In return, a fund receives cash, other securities and/or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent.

     One Group Income currently engages in securities lending, but Circle Income does not.

COMPARISON OF INVESTMENT POLICIES

     Both One Group Income and Circle Income (for purposes of this discussion only, collectively, the "Funds") have adopted certain FUNDAMENTAL investment policies. This means that the investment policies cannot be changed without the consent of a majority of the outstanding shares of the Funds. Substantially all of the fundamental investment policies of One Group Income and Circle Income are identical. There are, however, certain differences as noted below. The percentages referenced below apply at the time the security is purchased.

     As a matter of fundamental policy, One Group Income and Circle Income may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of each Fund would be invested in the securities of such issuer or each Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of each Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

         2. Purchase any securities that would cause more than 25% of the total assets of each Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; and (ii) engage in securities lending. In addition, One Group Income may enter into repurchase agreements.

         4. Purchase securities on margin or sell securities short. However, Circle Income may obtain short-term credits as needed for clearance of purchases and sales of securities. Also, Circle Income may make short sales "against the box", but only if not more than 10% of Circle Income's net assets is held as collateral for such sales at any one time. While a short sale is made by selling a security a fund does not own, a short sale is "against the box" to the extent that a fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

         5. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

         6. Purchase or sell commodities or commodity contracts. However, One Group Income, for bona fide hedging and other permissible purposes, may purchase or sell financial futures contracts and may purchase call or put options on financial futures contracts. Circle Income may acquire warrants or other rights to subscribe to securities of companies issuing such warrants or rights, if acquired as part of a unit with or attached to other securities. One Group Income may also acquire warrants.

         7. Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments in marketable securities of companies engaged in such activities are not precluded).

         8. Invest in any issuer for purposes of exercising control or management.

         9. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

        10. Purchase or sell real estate. However, One Group Income may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein. Circle Income may sell real estate otherwise acquired (for example, by a liquidation distribution).

        11. Borrow money or issue senior securities, except that One Group Income may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing (Circle Income may do so up to 5% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes); or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of One Group Income's total assets at the time of its borrowing (Circle Income may do so up to 15% of its total assets). One Group Income will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     In addition to the restrictions on both Funds listed above, the following fundamental investment restrictions apply only to Circle Income. Circle Income may not:

        1. Invest more than 5% of the value of it total assets in securities of companies that (together with predecessors) have a record of less than three years continuous operation.

        2. Participate on a joint, or a joint and several, basis in any securities trading account. The "bunching" of orders for the sale or portfolio securities with other accounts under the management of its investment adviser or any of its affiliates to reduce brokerage commissions or to average prices among them is not considered participating in a securities trading account.

        3. Purchase or retain the securities of any issuer if to Circle Income's knowledge those officers and directors of Circle Income or its investment adviser owning individually more then one-half of 1% of the outstanding securities of that issuer together own beneficially more than 5% of such securities.

        4. Purchase or retain securities of American Fletcher Corporation, any corporation 50% or more of the voting securities of which are owned directly or indirectly by American Fletcher Corporation, or any investment company (excluding Circle Income) or any real estate investment trust managed or advised by American Fletcher Corporation or any such corporation. Please note, in 1973, when Circle Income was initially offered to the public and this restriction was established, American Fletcher National Bank and Trust Company, a subsidiary of American Fletcher Corporation, was Circle Income's investment adviser. American Fletcher Corporation was acquired by Bank One Corporation in March 1987. Under the Investment Company Act of 1940, investment companies in general may not purchase or retain securities of their investment advisers (or the affiliates of the investment adviser).

     The following investment restrictions for One Group Income are NON-FUNDAMENTAL. This means that they can be changed by the One Group Board of Trustees without the consent of a majority of the outstanding shares of One Group Income.

     One Group Income may not:

        1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Circle Income is fundamentally prohibited from purchasing illiquid securities in excess of 20% of its total assets.

        2. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     Further information on the investment policies of One Group Income is included in its Prospectus, included with these materials and its Statement of Additional Information, which is available upon request by calling
               . Further information on the investment policies of Circle Income is available in its Prospectus, which you may request by calling
               .

COMPARISON OF SHAREHOLDER POLICIES AND PROCEDURES

     The following is a summary comparison of the major shareholder policies and procedures of One Group Income and Circle Income. As you will see, there are substantial differences, many of which will provide attractive new features to shareholders of Circle Income if the proposed combination with One Group Income is approved.

HOW DO THE FUNDS' PURCHASE PROCEDURES DIFFER?

     Shares of One Group Income are sold on a continuous basis. One Group Income shares may be purchased directly from The One Group Services Company (One Group Income's distributor), by mail, telephone or wire. In addition, One Group Income's shares also may be purchased through shareholder servicing agents, including investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries.

     As a closed-end investment company, Circle Income differs from an open-end investment company in that Circle Income does not continuously offer new shares to the public. However, Circle Income's common shares are traded in the over-the-counter market and quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ). Circle Income shares may be purchased through shareholder servicing agents. Brokerage commissions/fees are typically charged on the purchases and sales of Circle Income shares.

ARE THE FUNDS OPEN ON THE SAME DAYS?

     Purchases and redemptions of shares of One Group Income, may be made on any day that the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on weekends and the following holidays: New Years Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Eve and Christmas Day.

     Circle Income shares may be traded any day the over-the-counter market is open for business. The over-the-counter market follows the bond markets' schedule. The bond markets are closed on weekends and the following holidays:
New Years Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

HOW DO THE FUNDS' MINIMUM INVESTMENT AMOUNTS COMPARE?

     The minimum initial and subsequent investments in Class A shares of One Group Income are $1,000 and $25, respectively ($100 and $25, respectively, for employees of Bank One Corporation and its affiliates). Initial and subsequent investment minimums may be waived. Shares are sold at current NAV, plus applicable sales load.

     Circle Income shares have no minimum investment amount. The common shares are sold at market price, plus applicable brokerage commission. As of the date of this Combined Prospectus/Proxy Statement, the market price of Circle Income shares reflects a discount from Circle Income's NAV. However, under other market conditions, the market price could be in excess of NAV.

DO THE FUNDS OFFER THE SAME TYPE OF SHARES?

     Circle Income issues one class of common stock. Each shareholder is entitled to share ratably in any dividends and in the assets available for distribution upon liquidation. Shares of Circle Income are fully paid and nonassessable. The common stock has no preemptive, conversion or redemption rights.

     One Group Income shares have no subscription or preemptive rights and only such conversion or exchange rights as the One Group Mutual Funds Board of Trustees may grant in its discretion. Currently, One Group Income shares enjoy significant exchange privileges (See "How Do Exchange Privileges Compare?" below). One Group Income shares are fully paid and non-assessable. In the event of a liquidation or dissolution of One Group Mutual Funds, shares of One Group Income are entitled to receive the assets available for distribution belonging to One Group Income, and a proportionate distribution, based upon the relative asset values of the respective One Group Mutual Funds, of any general assets not belonging to any particular One Group Mutual Fund which are available for distribution.

DOES EACH FUND OFFER MORE THAN ONE CLASS OF SHARES?

     No. Circle Income offers a single class of common stock.

     One Group Income currently offers four classes of shares: Class A, Class B, Class C and Class I.

     - Class A, Class B and Class C shares are available to the general public.

     - Class I shares are available to institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

     - The section entitled "How To Do Business With One Group Mutual Funds" in the One Group Bond Prospectus accompanying this Combined Prospectus/Proxy Statement will provide more information.

HOW DO SALES CHARGES COMPARE?

     One Group Income Class A shares assess a 4.50% up-front sales charge.

     In addition, open-end funds, like One Group Income, may adopt plans under Rule 12b-1 that allow a fund to pay distribution and shareholder servicing fees for the sale and distribution of shares of a fund. These fees are called 12b-1 fees. 12b-1 fees are paid by One Group Income to its Distributor, The One Group Services Company, as compensation for services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group Income.

     One Group Income Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%. One Group Income's Distributor may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions. 12b-1 fees are included in the Annual Operating Expenses of the Fund shown in the fee table on page 7.

     Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on 12b-1 fees, please see "Sales Charges" in the One Group Bond Prospectus.

     Shareholder Servicing Agents that sell Circle Income shares typically charge a brokerage commission.

WILL I PAY A SALES CHARGE IN THE TRANSACTION?

     No. A sales charge will NOT be imposed on any Class A shares of One Group Income distributed in the Reorganization.

     For additional information regarding charges and expenses of Circle Income and Class A shares of One Group Income, see the section entitled "Comparison of Current Expenses" in this Combined Prospectus/Proxy Statement.

HOW DO EXCHANGE PRIVILEGES COMPARE?

     One Group Income Class A shareholders may exchange their Class A shares for Class A shares of another fund within One Group. Shareholders who are corporations, pension and profit sharing plans, foundations, or other institutional investors; or an organization authorized to act in a fiduciary, advisory, custodial or agency capacity may exchange their Class A shares for Class I shares of One Group Income or another Fund within One Group Mutual Funds. Exchanges are processed the same business day they are received, provided the request is received by 4:00 p.m., Eastern Time ("ET") and all of the information necessary to process the exchange is included in the request. You will not pay a sales charge on an exchange of Class A shares you receive in the Transaction. In addition, One Group Mutual Funds does not charge a fee for the exchange privilege.

     You should know that an exchange between classes of shares of the same fund is not taxable for federal income tax purposes. However, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. You should talk to your tax advisor before electing to make an exchange.

     Circle Income has no exchange privilege.

HOW DO REDEMPTION PROCEDURES COMPARE?

     One Group Income permits Class A shareholders to redeem shares without charge on any day the Fund is open for business.

     - If a redemption order for One Group Income Class A shares is received by 4:00 p.m. ET (or when the New York Stock Exchange closes), the shareholder will receive that day's NAV.

     - Redemption requests may be submitted by mail, telephone or Internet. Redemption proceeds may be mailed or wired or paid to your bank through the Automated Clearing House ("ACH"). One Group shareholders currently pay a $7.00 fee if they elect to receive proceeds by wire.

     - One Group Mutual Funds pays shareholders for shares redeemed within seven days after receipt of the request for redemption.

     - For additional information on redemption procedures, see the section entitled "Redeeming Fund Shares" in the One Group Bond Prospectus, accompanying this Combined Prospectus/Proxy Statement.

     Circle Income shareholders have no redemption rights, but may sell their shares in the over-the-counter market. The market for closed-end fund shares is relatively limited. In addition, shareholders receive the market price, less any sales commission, for their shares, which may differ from the NAV.

DO BOTH FUNDS PROVIDE FOR SYSTEMATIC WITHDRAWALS?

     No.

     One Group Income allows a shareholder to redeem shares on a systematic basis if the shareholder's account value is at least $10,000. A shareholder may elect to receive monthly, quarterly, or annual payments of not less than $100.

     Circle Income does not permit systematic withdrawals.

DO THE FUNDS DECLARE AND DISTRIBUTE DIVIDENDS THE SAME WAY?

     Yes.

     One Group Income generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for One Group Income are distributed at least annually.

     Circle Income generally intends to distribute substantially all of its net investment income each month, and, at least annually, substantially all of its net realized short-term and long-term capital gains.

     Both Circle Income and the One Group Funds pay dividends and distributions on a per-share basis. This means that the value of the shares will be reduced by the amount of the payment.

DO BOTH FUNDS OFFER A DIVIDEND REINVESTMENT PLAN?

     Yes.

     All Circle Income shareholders may ELECT to participate in the Fund's Dividend Reinvestment Plan. Additional information regarding the Dividend Reinvestment Plan can be found in Exhibit B of this Combined Prospectus/Proxy Statement.

     One Group Income shareholders AUTOMATICALLY receive all income dividends and capital gain distributions in additional shares of the same class of One Group Income, unless they have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

HOW DOES THE TAX TREATMENT OF THE FUNDS AND THEIR DISTRIBUTIONS COMPARE?

     Both Circle Income and One Group Income meet, and intend to continue to meet, the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject. Therefore, both Circle Income and One Group Income distribute substantially all of their net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

ARE FUND SHARES PRICED THE SAME WAY?

     No.

     One Group Income determines net asset value per share by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) and other liabilities by the number of outstanding shares in that class. The net asset value changes every day. Net asset value is calculated EACH BUSINESS DAY at 4:00 p.m. ET.

     The net asset value of Circle Income's shares is determined at the close of business on the business day immediately preceding the LAST DAY IN EACH WEEK on which the New York Stock Exchange is open and is computed by dividing the value of all securities plus other assets (including dividends, if any, accrued but not collected), less liabilities (including accrued expenses and any distributions payable but excluding capital and surplus), by the number of shares outstanding. Historically, shares of closed-end investment companies have sold at market prices varying from their net asset values, frequently at a discount from, but in some cases at a premium over, their net asset values.

DO SHAREHOLDERS IN THE FUNDS HAVE THE SAME VOTING RIGHTS?

     Yes.

     Circle Income shareholders are entitled to vote at the rate of one vote per share on the election of directors and on all other matters submitted to a vote of the common shareholders. The voting rights of Circle Income's common stock are noncumulative, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any director.

     Similarly, One Group Income shareholders have one vote for each share owned. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Voting rights are noncumulative.

FEDERAL INCOME TAX CONSEQUENCES

     Consummation of this transaction is subject to the condition that One Group Mutual Funds and Circle Income receive an opinion of Ropes & Gray, counsel to One Group Mutual Funds, to the effect that the transaction will not result in the recognition of gain or loss for Federal income tax purposes by One Group Income, Circle Income or Circle Income shareholders.

                             PRINCIPAL RISK FACTORS

     This section will help you understand the main risks of investing in One Group Income. Because of the similarities in investment objectives and policies, Circle Income and One Group Income (for purposes of this discussion only, collectively, the "Funds") are subject to substantially similar investment risks. The following discussion identifies the broad risks inherent in investing in these funds. For more specific risks relating to specific securities purchased by One Group Income, please read the sections entitled "Investment Practices" and "Investment Risks" in One Group Income's prospectus, and in the Circle Income prospectus.

     FIXED INCOME SECURITIES: Both Funds invest in fixed income securities. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates, among other factors. If rates increase, the value of Funds' investments generally decreases. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

     HIGH YIELD/JUNK BONDS: One Group Income may invest up to 30% of its total assets in debt securities rated below investment grade, while Circle Income may invest up to 25% of its total assets in such securities. These securities are regarded as predominately speculative. Lower rated securities generally provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.

     The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in increased volatility of market prices of high yield bonds and of the investment company's net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decrease in income and a decline in the market value of its investments. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

     Finally, the market prices of debt securities generally fluctuate with changes in interest rates so that the Funds' net asset value can be expected to decrease as interest rates rise and to increase as rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically.

     Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, One Group Income will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisors' independent and ongoing review of credit quality.

     Because investments in lower rated securities involve greater investment risk, achievement of One Group Income's investment objectives may be more dependent on Banc One Investment Advisor's credit analysis than would be the case if One Group Income were investing in higher rated securities. One Group Income may seek to hedge investments through transactions in options, futures contracts and related options. One Group Income also may use swap agreements to further manage exposure to lower rated securities.

     DERIVATIVES: One Group Income invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments. Derivatives that One Group Income may purchase include:

          - Options, futures contracts, and options on futures contracts.

          - Warrants.

          - Mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed securities (IOs and POs).

          - Asset-backed securities.

          - New financial products.

          - Structured instruments.

     The above discussion is qualified in its entirety by the disclosure in the Prospectus of One Group Income accompanying this Combined Prospectus/Proxy Statement.

                          MANAGEMENT OF THE FUNDS AND
                         DISCUSSION OF FUND PERFORMANCE

ONE GROUP MUTUAL FUNDS AND ONE GROUP INCOME

     The management and affairs of One Group Mutual Funds and One Group Income are supervised by a Board of Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to One Group Mutual Funds and One Group Income.

  The Investment Advisor

     Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for One Group Mutual Funds and One Group Income, and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to One Group Mutual Funds since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable, and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets. Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of One Group Income. For the most recent fiscal year, One Group Income paid advisory fees at an annual rate of
 .39% of its average daily net assets.

  The Sub-Advisor

     Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the One Group Income. Banc One High Yield Partners was formed in June, 1998 to provide investment advisory services related to high yield, high risk investments to various advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2000, Banc One High Yield Partners had approximately $357 million in assets under management. Banc One High Yield Partners is paid out of the fee paid to Banc One Investment Advisors; One Group Income does not pay a separate fee to Banc One High Yield Partners.

  The Fund Managers

     One Group Income is managed by teams of fund managers, research analysts, and fixed income traders. The team works together to establish general duration and sector strategies for One Group Income. Each team member makes recommendations about securities in the Fund. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

  The Administrator

     One Group Administrative Services, Inc., an indirect, wholly-owned subsidiary of Bank One Corporation, serves as Administrator for One Group Mutual Funds and One Group Income. The Administrator is responsible for providing the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is paid a fee at an annual rate of .16% of the Fund's average daily net assets.

  The Custodian and Transfer Agent

     State Street Bank and Trust Company, P.O. Box 8520, Boston, Massachusetts acts as Transfer Agent and Custodian for One Group Mutual Funds and One Group Income.

  Discussion of Fund Performance

     For a discussion by the management of One Group Income of the Fund's performance for the fiscal year ended June 30, 2000, please see Exhibit D.

CIRCLE INCOME SHARES, INC.

     The management and affairs of Circle Income are supervised by a Board of Directors. The Directors have approved contracts under which, as described below, certain companies provide essential management services to Circle Income.

  The Investment Advisor

     Banc One Investment Advisors also serves as investment adviser to Circle Income. Banc One Investment Advisors (or a predecessor firm) has served in this capacity since Circle Income's inception. Circle Income pays Banc One Investment Advisors an advisory fee based on weekly net assets at an annual rate of .50% on the first $50 million and .40% on the excess over $50 million.

  The Fund Managers

     Circle Income is co-managed by Jeffrey W. Fountain and Thomas F. Wilson. Both Mr. Fountain and Mr. Wilson also are members of the team of fund managers, research analysts, and fixed income traders who manage One Group Income.

Jeffrey W. Fountain, CFA
Senior Fixed Income Research Analyst

     Mr. Fountain has managed fixed income portfolios for the past 15 years. He currently provides sector and issuer research to Banc One Investment Advisors' mutual fund and National Account money managers. He joined Banc One Investment Advisors in 1992 and built the specialized fixed income research function of the firm.

     Mr. Fountain has more than 20 years of investment experience.

Thomas F. Wilson
Senior Portfolio Manager

     Mr. Wilson, who has 27 years of investment experience, is a senior portfolio manager for Banc One Investment Advisors' Taxable Bond Team. He serves as a manager of core fixed income accounts for institutional clients.

     He has been with Banc One Investment Advisors since 1983.

  The Administrator

     Banc One Investment Advisors also serves as administrator to Circle Income. The Administrator is responsible for providing administrative services, including regulatory reporting, Fund accounting, and all necessary office space, equipment, personnel and facilities. The Administrator also provides personnel to serve as Fund officers and operates the dividend reinvestment plan. The Administrator is not paid a separate fee for its services.

  The Custodian

     Bank One Trust Company, NA, 100 E. Broad Street, Columbus, Ohio serves as the Custodian for Circle Income.

  The Transfer and Dividend Disbursing Agent

     Computershare Investor Services, L.L.C., P.O. Box 2388, Chicago, Illinois serves as Circle Income's Transfer and Dividend Disbursing Agent.

  Discussion of Fund Performance

     Please see Exhibit D for a discussion by the management of Circle Income of the Fund's performance for the fiscal year ended June 30, 2000.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

INTRODUCTION

     This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Circle Income by and on behalf of the Board of Directors of Circle Income for use at a Special Meeting to approve the reorganization of Circle Income. The Special Meeting will be held in Suite 500, The Columbia Club, 121 Monument Circle, Indianapolis, Indiana on Tuesday, January 9, 2001 at 1 p.m. Central Time. This Combined Prospectus/Proxy Statement and the enclosed proxy are being mailed to shareholders of Circle
Income on or about November   , 2000.

     Any shareholder may revoke a proxy once the proxy is given. The shareholder revoking such proxy must submit to Circle Income a subsequently dated proxy, deliver to Circle Income a written notice of revocation, or otherwise give written notice of revocation in person at the Meeting.

     All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal set forth in Item (1) of the Notice of Special Meeting of Shareholders.

     Only shareholders of record on November 20, 2000 will be entitled to notice of, and to vote at, the Meeting. Each share as of the close of business on November 20, 2000, is entitled to one vote.

     The Board of Directors of Circle Income knows of no matters other than the proposal for reorganization to be brought before the Meeting. If, however, any other matters properly come before the Meeting and the Directors have not had reasonable advance notice of such other matters, it is the Directors' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

TERMS OF THE PROPOSED TRANSACTION

     Shareholders of Circle Income are being asked to vote for or against the approval of an Agreement and Plan of Reorganization, dated as of October 18, 2000 (the "Agreement") between Circle Income and One Group Mutual Funds. According to the Agreement, Circle Income will transfer all of its assets and liabilities to One Group Income on or about January 22, 2001 (the "Exchange Date") in exchange for Class A shares of One Group Income having an aggregate net asset value equal to the aggregate value of the net assets acquired from Circle Income. The assets and liabilities of Circle Income and One Group Income will be valued as of the close of trading on the New York Stock Exchange on the business day next preceding the Exchange Date. Under the Agreement, the valuation date would be on or about January 19, 2001 (the Valuation Date"). The following discussion is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

     Following the transfer, Circle Income will be liquidated and dissolved and shares of One Group Income received by Circle Income will be distributed to Circle Income shareholders in liquidation of Circle Income. As a result of the proposed transaction, a Circle Income shareholder will receive on the Exchange Date, on a tax-free basis, a number of full and fractional Class A shares equal in value on the Valuation Date to the value attributable to the shareholder of the net assets Circle Income transferred to One Group Income.

     Circle Income will pay to One Group Income any interest and cash dividends received by Circle Income after the Exchange Date with respect to the investments transferred to One Group Income. In addition, Circle Income will transfer to One Group Income any rights, stock dividends or other securities received by Circle Income after the Exchange Date as stock dividends or other distributions with respect to the investments transferred. Such rights, stock dividends and other securities shall be deemed included in the assets transferred to the One Group Income at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of Circle Income acquired by One Group Income.

     At a meeting on October 18, 2000, the Board of Directors of Circle Income unanimously approved the Agreement and determined that the reorganization of Circle Income and One Group Income would be in the best interests of Circle Income. The Directors further determined that the interests of existing shareholders of Circle Income would not be diluted upon effectuation of the reorganization.

     Consequently, the Directors recommend approval of the Agreement for the following principal reasons:

         1. Elimination of Discount. The Transaction will result in an immediate increase in the value of each Circle Income shareholders' interest. Circle Income shareholders will receive shares of One Group Income equal to their ownership interest in Circle Income at net asset value (NAV) rather than the lower market value at which Circle Income shares typically trade. On October 13, 2000, Circle Income shares were trading at a 13.29% discount.

         2. NAV Return vs. Shareholder Equity Return. Circle Income shareholders will benefit from an open-end structure. The total return for Circle Income's investment portfolio has consistently exceeded the total return on Circle Income shares. An open-end structure will enable shareholders to better participate completely in the portfolio's performance.

         3. Reduction in Expense Ratio. The current expense ratio for One Group Income is lower than the expense ratio for Circle Income. Banc One Investment Advisors Corporation and One Group's Administrator have contractually agreed to waive fees and/or reimburse expenses to limit One Group Income's total operating expenses to .92%. This contractual waiver is for the period from November 1, 2000, through October 31, 2001. Banc One Investment Advisors has agreed not to recommend that the One Group Board of Trustees approve total operating expenses for One Group Income in excess of .99% for at least one year from the date of the Transaction. Consequently, Circle Income shareholders do not incur additional costs to receive the benefits discussed herein.

         4. Tax Free Reorganization. The transaction is intended to be accounted for as a tax-free reorganization.

         5. No Dilution. Shareholders of Circle Income or One Group Income will not suffer a dilution of their interests because the transaction will occur on a relative net asset value basis. The Transaction will take place using valuation methodology employed by One Group Mutual Funds. Securities held by Circle Income and One Group Mutual Funds are valued using the same pricing services.

         6. Dividend Reinvestment. Shareholders who choose to reinvest dividend payments can continue to do so with One Group Income. Also, additional capital investments can be easily facilitated easily through systematic investment plans with ACH capability.

         7. Reduced Pricing Risk. Circle Income's current stock price is affected by the value of Circle Income's assets, investor expectations and market psychology. By contrast, One Group Income shares are affected only by the value of the assets held by One Group Income.

         8. Greater Diversification. Circle Income has assets of approximately $31 million. The Fund's small asset size limits its ability to diversify efficiently among a large number of issuers, thereby increasing the Fund's risk of loss if an issuer fails to make interest or principal payments or if the market value of a security declines. One Group Income has over $1.35 billion in net assets. The larger asset size allows greater diversification among issuers. One Group Income has more than 450 holdings compared to just under 70 holdings for Circle Income.

         9. Greater Fund Efficiencies. The Transaction creates the potential for growth. As an open-end investment company, One Group Income engages in a continuous offering; assets grow as additional shares are sold. Larger asset size generally reduces transaction costs (transaction costs are lower for round-lots than for odd-lots) and creates economies of scale.

        10. Increased Leverage and Market Presence. As part of a $70 billion mutual fund group, One Group Income has greater leverage and market presence than does Circle Income. Investment opportunities generally increase as assets grow, providing the potential for enhanced performance.

        11. Increased Investment Options for Shareholders. Through exchange privileges, after the proposed transaction, former Circle Income shareholders will be able to exchange at NAV their new One

Group Income shares for any of the 50 other funds currently being offered by One Group Mutual Funds. Investors in One Group Mutual Funds enjoy a wide variety of investment options and strategies, ranging from various equity styles and state specific municipal bond funds, to taxable and tax-advantaged bond funds and funds-of-funds. This range of strategies permits an investor in One Group Mutual Funds to participate at any point in time in a broad range of asset allocation. Thus, if the Transaction is approved, you will have increased investment options and greater flexibility to change investments.

        12. Strong Back Office. With BISYS Fund Services, Inc. and One Group Administrative Services, Inc., One Group Mutual Funds has built a strong back office infrastructure. BISYS Fund Services, Inc. is a leading provider of fund accounting, blue sky and related services to the investment company industry. One Group Administrative Services, Inc. is a subsidiary of Bank One Corporation dedicated to providing administrative, financial, and compliance services to investment companies.

        13. Enhanced Shareholder Services. Circle Income shareholders will have access to a higher level of shareholder servicing, including a state-of-the-art website and a 24 hours-a-day voice response unit which allows investors to purchase and exchange shares of their One Group Mutual Funds. One Group's website is directly linked to the Bank One Corporation website for convenient use; contains up-to-date investor tools such as pricing and account history queries, retirement planning, and investment profiling tools and economic updates; and allows on-line prospectus access. The voice response unit also facilitates account history inquiries, economic updates and pricing updates.

        14. Same Investment Advisor. Banc One Investment Advisors Corporation serves as investment adviser to both One Group Income and Circle Income. Thus, Circle Income shareholders will not experience a change in the party providing advisory services.

        15. Performance. The total returns of One Group Income are competitive with, and in most cases superior to, those of Circle Income. For information regarding the total returns of each fund, see "Financial Highlights" on pages 9 and 10 of this Combined Prospectus/Proxy Statement. Of course, past performance does not predict future results.

                                                          CIRCLE INCOME
                                                           (AT MARKET     ONE GROUP INCOME
                                                             VALUE)           CLASS A
                                                          -------------   ----------------
Fiscal YTD Ending 8/31/00 (2 months)....................       2.02%            2.26%
1 Year Annualized -- 6/30/00............................      (2.59)%           3.80%
3 Year Annualized -- 6/30/00............................       2.75%            5.18%
5 Year Annualized -- 6/30/00............................       5.61%            5.38%
1 Year Annualized -- 9/30/00............................       3.69%            6.23%
3 Year Annualized -- 9/30/00............................       2.20%            5.06%
5 Year Annualized -- 9/30/00............................       6.49%            5.57%
Since Inception of One Group Income (3/5/93)............       4.65%            5.44%

         Below are the distribution yields for Circle Income and One Group Income. The distribution yield for Circle Income is higher in part because it does not amortize premiums as One Group, and most other taxable bond funds, do. By not amortizing premiums, Circle Income is able to increase its ordinary income distributions. However, this has the effect of decreasing Circle Income's NAV by the same amount.

Income Distribution Comparison (6/30/00)
One Group Income........................................      6.270%
Circle Income at NAV....................................      7.122%
Circle Income at Market.................................      8.376%

                                                                          ONE GROUP INCOME
                                                          CIRCLE INCOME    (ALL CLASSES)
                                                          -------------   ----------------
Average Net Assets for Fiscal Year Ended 6/30/00........   $        --     $           --
Total Fund Net Assets -- 6/30/00........................   $30,703,875     $1,358,968,665

FEDERAL TAX OPINIONS

     As a condition to the Transaction, One Group Mutual Funds will have received an opinion of Ropes & Gray, counsel to One Group Mutual Funds, addressed to One Group Mutual Funds on behalf of One Group Income and to Circle Income, in a form reasonably satisfactory to One Group Mutual Funds and Circle Income and dated the Exchange Date, to the effect that, on the basis of the existing provisions of the Code and Treasury Regulations thereunder, current administrative rules, court decisions, and certain representations by One Group Income and Circle Income, for Federal income tax purposes (i) under Section 361 of the Code, no gain or loss will be recognized by Circle Income upon the transfer of its assets to One Group Income in exchange for shares of One Group Income and the assumption by One Group Income of the liabilities of Circle Income; (ii) under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Circle Income upon the exchange of their shares for Class A shares of One Group Income; (iii) under Section 358 of the Code, the aggregate basis of the shares a Circle Income shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Circle Income shares exchanged therefor; (iv) under Section 1223(1) of the Code, a Circle Income shareholder's holding period for his or her shares of One Group Income will be determined by including the period for which he or she held Circle Income shares exchanged therefor, provided that he or she held the shares as capital assets; (v) under Section 1032 of the Code, no gain or loss will be recognized by One Group Income upon the receipt of the assets of Circle Income in exchange for Class A shares and the assumption by One Group Income of the liabilities of Circle Income; (vi) under Section 362 of the Code, the basis in the hands of One Group Income of the Circle Income assets transferred to One Group Income will be the same as the basis of the assets in the hands of Circle Income immediately prior to the transfer; and (vii) under Section 1223(2) of the Code, the holding periods of the Circle Income assets in the hands of One Group Income will include the periods during which such assets were held by the Circle Income.

     Circle Income shareholders should consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances. Because the foregoing only relates to the Federal income tax consequences of the Transaction, Circle Income shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Transaction.

FEES AND EXPENSES OF THE TRANSACTION

     All fees and expenses, including, without limitation, accounting expenses, the costs of proxy materials and proxy solicitation, legal expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Transaction will be paid directly by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by Banc One Investment Advisors Corporation of such expenses would result in the disqualification of either One Group Income or Circle Income as a "regulated investment company" under the Code. Circle Income shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

COMPARISON OF SHAREHOLDER RIGHTS

     As shown above, each Fund has substantially different purchase and redemption procedures, sales charge structure, exchange and conversion privileges, and voting rights. For further information, please read, "Comparison of Shareholder Policies and Practices" in this Combined Prospectus/Proxy Statement.

EXISTING AND PRO FORMA CAPITALIZATION

     The following table set forth as of June 30, 2000, (i) the capitalization of One Group Income and Circle Income; and (ii) the pro forma capitalization of One Group Income, as adjusted giving effect to the proposed acquisition of net assets at net asset value:

  ONE GROUP
    INCOME      CIRCLE INCOME  PROFORMA COMBINED
  NET ASSETS     NET ASSETS       NET ASSETS
   6/30/00         6/30/00          6/30/00
--------------  -------------  -----------------
$1,358,968,665   $30,703,875    $1,389,672,440

                               VOTING INFORMATION

     The Board of Directors of Circle Income has fixed the close of business on November 20, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments. On that date, the number of issued and
outstanding voting shares of Circle Income was                shares. Each share
is entitled to one vote.

WHAT IS THE REQUIRED VOTE?

     Approval of the Transaction requires the affirmative vote of the majority of shares outstanding and entitled to vote at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be counted by the Inspector of Election appointed by Circle Income. The Inspector of Election counts the total number of "FOR" votes to determine if sufficient affirmative votes have been cast to approve the Transaction.

     If shareholders do not approve the Transaction, Circle Income Directors may consider possible alternative arrangements in the best interests of Circle Income and its shareholders.

WHAT ARE THE VOTING PROCEDURES?

     If you hold Circle Income shares directly in your name and not through a broker or nominee, please promptly vote your shares by using either ONE of the following convenient methods:

        1. Mail: vote, sign and date the enclosed proxy and return it in the postage-paid envelope provided.

        2. Phone: call Computershare Investors Services LLC toll-free at 1-877-265-9598 using a touch-tone telephone to vote 24 hours a day, 7 days a week.

     Shareholders who vote by telephone do NOT need to mail the Proxy.

     The voting procedures, including use of the Control Number on the shareholder's proxy card, are designed to verify shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. For example, when voting by telephone, you will be asked to provide the Control Number and your social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) and to confirm that you have received this Combined Prospectus/Proxy Statement and proxy in the mail.

     Further instructions for shareholders of record who wish to use the telephone voting procedures are included with the enclosed proxy card.

     If voting by telephone, your vote selection will be repeated back to you and you will have an opportunity to confirm that your vote has been properly recorded.

     If you are the beneficial owner of shares held in the name of a broker or nominee, please follow the voting instructions provided to you by the broker or nominee.

WILL MY SHARES BE VOTED ACCORDING TO MY INSTRUCTIONS?

     Yes.

     Properly executed and timely received proxies will be voted in accordance with shareholders' instructions on all matters that may properly come before the Special Meeting or any adjournment. For more information on adjournment of the Meeting, see "Quorum" below. If no instructions are given, proxies will be voted "FOR" the Transaction, in accordance with the recommendation of Circle Income's Board of Directors as set forth in this Combined Prospectus/Proxy Statement.

HOW WILL ABSTENTIONS BE TREATED?

     Shares represented by proxies that are marked "ABSTAIN" regarding the Proposal will be counted as shares present for purposes of determining the presence of a quorum. These abstention votes will have the same effect as a vote "AGAINST" the Transaction or any adjournment.

WHAT ARE BROKER NON-VOTES AND HOW WILL THEY BE TREATED?

     Properly executed proxies may also represent "broker non-votes" or "street name" shares. These shares are held in the name of brokers or nominees, but voting instructions from the shares' beneficial owner (or persons entitled to vote) have not been received by the broker or nominee and the broker or nominee does not have discretionary power to vote the shares. These shares will be counted as present at the Special Meeting for purposes of determining the presence of quorum. Because the Transaction must be approved by a majority of the outstanding shares, the broker non-votes will have the same effect as a vote "AGAINST" the Transaction.

HOW CAN I REVOKE MY PROXY?

     Submitting your proxy immediately does not affect your right to vote IN PERSON at the Special Meeting because your proxy is revocable at any time prior to exercise. You may revoke your proxy by: (i) submitting a subsequently dated proxy, (ii) delivering a written notice of revocation to the office of Jacqueline A. Weitz, Secretary, or (iii) personally voting at the Special Meeting.

WHAT CONSTITUTES QUORUM?

     A quorum for the Special Meeting will consist of the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but insufficient votes have been received to approve the Proposal, the Proxies may propose one or more adjournments of the Special Meeting to permit an opportunity for further proxy solicitations. A majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy must vote "FOR" the adjournment. If a quorum is present, the Proxies will vote those shares, which they are entitled to vote "FOR" the Proposal, "FOR" the adjournment, and the Proxies will vote those shares voted "AGAINST" the Proposal, "AGAINST" any adjournment.

WILL PROXY SOLICITORS BE USED?

     Yes, if necessary.

     The cost of soliciting proxies will be borne by Banc One Investment Advisors. Proxies are being solicited primarily by mail, but also may be made by telephone, facsimile or personal interview conducted by certain officers or employees of Circle Income without additional remuneration. Shareholder Communications Corporation has been retained to assist in the solicitation of proxies primarily by contacting shareholders by telephone or facsimile. Shareholder Communications Corporation will receive a fee of approximately $11,000.00 for its solicitation services, plus reimbursement of out-of-pocket expenses.

     For further information about voting instructions or the proxy generally, please contact Computershare Investor Servicers LLC toll-free at 1-877-265-9598.

             OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of November 20, 2000, the officers and directors of Circle Income as a group beneficially owned less than 1% of the outstanding shares of Circle Income. As of November 20, 2000, to the best of the knowledge of Circle Income the following owned beneficially 5% or more of the outstanding shares of Circle
Income:

NAME AND ADDRESS  PERCENTAGE OWNERSHIP   TYPE OF OWNERSHIP
----------------  --------------------   -----------------

     In addition, as of November 20, 2000, the following persons were the beneficial owners of more than 25% of the outstanding shares of Circle Income:

NAME AND ADDRESS  PERCENTAGE OWNERSHIP   TYPE OF OWNERSHIP
----------------  --------------------   -----------------

     Bank One Corporation and its subsidiaries will cast votes attributable to any shares for which it serves as fiduciary in the same proportion as votes cast by other shareholders.

     The votes of the shareholders of One Group Income are not being solicited, since their approval or consent is not necessary for the approval of the Agreement. However, the vote required for approval of the proposal, including the treatment of abstention and "broker nonvotes" would be the same as that of Circle Income. Also, whole shares of One Group Income would be entitled to one vote and fractional shares would be entitled to a proportionate fractional vote. As of November 20, 2000, as shown on the books of One Group Income, there were issued and outstanding shares of One Group, of which were Class A shares of beneficial interest of One Group
Income.

     As of November 20, 2000, the officers and Trustees of One Group Mutual Funds as a group beneficially owned less than 1% of the outstanding shares of Class A shares of One Group Income. As of November 20, 2000, to the best knowledge of One Group, the following owned beneficially 5% or more of the outstanding shares of One Group and/or 5% or more of the outstanding shares of Class A of One Group Income:

NAME AND ADDRESS  PERCENTAGE OWNERSHIP   TYPE OF OWNERSHIP
----------------  --------------------   -----------------

     In addition, as of November 20, 2000, the following persons were the beneficial owners of more than 25% of the outstanding shares of One Group and/or more than 25% of the outstanding shares of Class A of One Group Income:

NAME AND ADDRESS  PERCENTAGE OWNERSHIP   TYPE OF OWNERSHIP
----------------  --------------------   -----------------

     Upon consummation of the proposed Transaction, the percentage of shares of One Group and One Group Income to be owned by the above named persons will not materially change.

                       RIGHTS OF DISSENTING SHAREHOLDERS

     Shareholders may be entitled to dissent from the Transaction and receive payment of the "fair value" of their shares in cash. Any such entitlement with respect to the Transaction would be governed by Chapter 23-1-44 of the Indiana Business Corporation Law, as amended (the "IBCL").

     A shareholder contemplating the assertion of dissenters' rights is urged to review carefully the complete provisions of Chapter 23-1-44 of the IBCL. Set forth below, to be read in conjunction with the full text of Chapter 23-1-44, is a summary of the principal steps to be taken if the right of dissent is to be asserted. EACH STEP MUST BE TAKEN IN STRICT COMPLIANCE WITH THE APPLICABLE PROVISIONS OF THE STATUTE IN ORDER TO PERFECT DISSENTERS' RIGHTS.

     A shareholder desiring to dissent from the Transaction must deliver to Circle Income written notice PRIOR TO THE DATE OF THE SPECIAL MEETING of the shareholder's intent to demand payment for his or her shares, if the

Transaction is consummated. It is recommended that all required documents be delivered by registered or certified mail with return receipt requested.

     If a shareholder desires to dissent from the Transaction, all shares of Circle Income beneficially owned by such shareholder ("Dissenting Shares") must not be voted in favor of the Transaction, but such shares need not be voted against the Transaction.

     If the Transaction is approved by Circle Income's shareholders, Circle Income will, within ten days after the date of such approval, send a notice (the "Dissenters' Notice") to all shareholders who delivered notice to Circle Income and voted their shares (or abstained from voting) in accordance with the preceding two paragraphs. The Dissenters' Notice will state, among other things, a date by which Circle Income must receive a demand for payment for Dissenting Shares (the "First Demand"). A shareholder sent a Dissenters' Notice must make the First Demand and take all other actions required by the Dissenters' Notice. A SHAREHOLDER WHO DOES NOT MAKE THE FIRST DEMAND AND TAKE ALL OTHER ACTIONS REQUIRED BY THE DISSENTERS' NOTICE AS REQUIRED BY THE DISSENTERS' NOTICE WILL NOT BE ENTITLED TO RECEIVE PAYMENT AS A DISSENTER AND WILL BE CONSIDERED TO HAVE VOTED IN FAVOR OF THE TRANSACTION.

     Except as described below, following consummation of the Transaction, Circle Income will pay to each holder of Dissenting Shares who has complied with the statutory provisions summarized above what Circle Income estimates to be the fair value of such shareholder's Dissenting Shares. The fair value of the Dissenting Shares will be determined as the value of such shares immediately before the consummation of the Transaction, excluding any appreciation or depreciation in anticipation of the Transaction (unless exclusion would be inequitable), and may be more or less than is received by nondissenting shareholders in the Transaction.

     Within 30 days after Circle Income makes or offers payment, as the case may be, a dissenter may notify Circle Income in writing of his or her own estimate of the fair value of the Dissenting Shares and demand payment of such amount (less the amount already paid), or may reject Circle Income's offer and demand payment of the fair value of the Dissenting Shares (in either case, the "Second Demand") if (i) the dissenter believes the amount paid or offered is less than the fair value of the Dissenting Shares; or (ii) Circle Income fails to make payment within 60 days after the date set for making the First Demand in the Dissenters' Notice.

     If a Second Demand remains unsettled, Circle Income will commence a proceeding in the Circuit or Superior Court of Marion County, Indiana, to determine the fair value of the Dissenting Shares within 60 days after receiving the Second Demand. If Circle Income fails to commence such a proceeding within 60 days, it will pay to such dissenters the amount demanded in the Second Demand.

     A shareholder who perfects his or her right to dissent by making the First Demand and taking all other actions required by the Dissenters' Notice will, effective retroactively as of the consummation of the Transaction, cease to be a shareholder and will have no rights with respect to his or her Dissenting Shares except the right to receive payment of the fair value thereof.

                INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     Banc One Investment Advisors may be deemed to have an interest in the Transaction because it provides investment advisory services to the One Group and Circle Income pursuant to advisory agreements with One Group and Circle Income. Future growth of assets of One Group can be expected to increase the total amount of fees payable to Banc One Investment Advisors and to reduce the amount of fees required to be waived to maintain total fees of the Funds at agreed upon levels. Certain affiliates of Banc One Investment Advisors receive distribution and/or shareholder servicing fees from One Group pursuant to agreements between One Group and such affiliates.

                                   LITIGATION

     Neither Circle Income nor One Group Income is involved in any litigation that would have a material adverse effect on either Circle Income or One Group Income.

                              FINANCIAL STATEMENTS

     The audited financial statements of Circle Income as of June 30, 2000, have been incorporated by reference into the Statement of Additional Information for this Prospectus/Proxy Statement in reliance on the reports of Arthur Andersen LLP, independent accountants, given on the authority of such firm as an expert in accounting and auditing.

     The audited financial statements of the One Group Mutual Funds as of June 30, 2000, have been incorporated by reference into the Statement of Additional Information for this Prospectus/Proxy Statement in reliance on the reports of PricewaterhouseCoopers, LLP, independent accountants, given on authority of such firm as an expert in accounting and auditing.

          THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
                 UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF
                   THE AGREEMENT AND PLAN OF REORGANIZATION.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     Information about One Group Income is included in the Prospectus accompanying the Combined Prospectus/Proxy Statement, which is incorporated herein by reference. Additional information about One Group Income is included in the One Group Statement of Additional Information dated November 1, 2000, which has been filed with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. The file numbers for the One Group Income Prospectus and Statement of Additional Information are Registration Nos. 2-95973/811-04236. A copy of the Statement of Additional Information may be obtained without charge by calling 1-800-480-4111. The SEC file number for Circle Income's Prospectus is Registration No. 811-02378.

     One Group and Circle Income are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information filed by One Group and Circle Income can be inspected and copied at the SEC's public reference facilities located at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may be available at the following SEC regional offices: 7 World Trade Center, Suite 1300, New York, NY 10048; 73 Tremont Street, Suite 600, Boston, MA 02108; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 1801 California Street, Suite 4800, Denver, CO 80202; 801 Cherry Street, 19(th) Floor, Fort Worth, TX 76102; 50 South Main Street, Suite 500, Salt Lake City, UT 84144; 5670 Wilshire Boulevard, 11(th) Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 1100, San Francisco, CA 94104; 500 West Madison Street, Suite 1400, Chicago, IL 60611; and 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
                         (DATED AS OF OCTOBER 18, 2000)

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of October 18, 2000 by and between One Group(R) Mutual Funds ("One Group"), a Massachusetts business trust, on behalf of its series, One Group Income Bond Fund ("One Group Income"), and Circle Income Shares, Inc., a diversified closed-end investment company incorporated under the laws of the State of Indiana ("Circle Income"). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

I. PLAN OF REORGANIZATION

     (a) Circle Income will sell, assign, convey, transfer and deliver to One Group, and One Group will acquire, on the Exchange Date (as defined herein) all of the properties and assets existing at the Valuation Time (as defined herein) in Circle Income, such acquisition to be made on behalf of One Group Income. In consideration therefor, One Group, on behalf of One Group Income, shall on the Exchange Date, assume all of the liabilities of Circle Income in exchange for a number of full and fractional Class A shares of One Group Income (the "Shares") having an aggregate net asset value equal to the value of all of the assets of Circle Income transferred to One Group on such date less the value of all of the liabilities of Circle Income assumed by One Group on that date. It is intended that the reorganization described in this Agreement shall be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Circle Income shall distribute in complete liquidation to its respective shareholders of record as of the Exchange Date the Shares received by it, each shareholder being entitled to receive that number of Shares equal to the proportion which the number of shares of beneficial interest of Circle Income held by such shareholder bears to the number of such shares of Circle Income outstanding on such date.

II. AGREEMENT

     One Group and Circle Income represent, warrant and agree as follows:

     1. REPRESENTATIONS AND WARRANTIES OF CIRCLE INCOME. Circle Income represents and warrants to and agrees with One Group that:

          (a) Circle Income is a corporation duly established and validly existing under the laws of Indiana and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Circle Income is not required to qualify as a foreign association in any jurisdiction. Circle Income has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section l(l).

          (b) Circle Income is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified closed-end investment company, and such registration has not been revoked or rescinded and is in full force and effect. Circle Income has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year, and qualifies and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation. Circle Income has been a regulated investment company under such sections of the Code at all times since its inception.

          (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) for Circle Income at and for the year ended June 30, 2000, such statements and schedules having been audited by Arthur Andersen, LLP, independent accountants to Circle Income, have been furnished to One Group.

          (d) The Policy Manual of Circle Income, as revised in March, 1995, which has been previously furnished to One Group, did not as of March, 1995, and does not as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Circle Income, threatened against Circle Income which assert liability on the part of Circle Income.

          (f) There are no material contracts outstanding to which Circle Income is a party, other than as disclosed in the Circle Income prospectus, or in the Registration Statement and the Proxy Statement as defined herein.

          (g) Circle Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 2000, and those incurred in the ordinary course of Circle Income's business as an investment company since that date. Prior to the Exchange Date, Circle Income will advise One Group of all known material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2000, whether or not incurred in the ordinary course of business.

          (h) As used in this Agreement, the term "Investments" shall mean Circle Income's investments shown on the schedule of its portfolio investments as of June 30, 2000 referred to in Section l(c) hereof, as supplemented with such changes as Circle Income shall make after June 30, 2000, which changes have been disclosed to One Group, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions.

          (i) Circle Income has filed or will file all federal and state tax returns which, to the knowledge of Circle Income's officers, are required to be filed by Circle Income and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Circle Income. All tax liabilities of Circle Income have been adequately provided for on its books, and no tax deficiency or liability of Circle Income has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval as described in Section 8(a) and otherwise as described in Section l(l), Circle Income will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Circle Income to be transferred to One Group Income pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, One Group will, on behalf of One Group Income, acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Circle Income and, except as described in Section l(k), without any restrictions upon the transfer thereof.

          (k) No registration under the Securities Act of 1933, as amended (the "1933 Act"), of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Circle Income or One Group, except as previously disclosed to One Group by Circle Income.

          (1) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Circle Income of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

          (m) The registration statement (the "Registration Statement") filed with the United States Securities and Exchange Commission (the "Commission") by One Group on Form N-14 relating to the Shares issuable hereunder, and the proxy statement of Circle Income included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they relate to Circle Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
     Section 8(a) below and on the Exchange Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the "Prospec-tus"), as amended or supplemented by any amendments or supplements filed with the Commission by One Group, insofar as it relates to Circle Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Circle Income contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Circle Income, made in reliance upon and in conformity with information furnished by Circle Income for use in the Registration Statement, the Prospectus or the Proxy Statement, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Circle Income in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement. None of the representations and warranties in this subsection shall apply to statements of fact relating to One Group or One Group Income contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to One Group or One Group Income.

          (n) All of the issued and outstanding shares of beneficial interest of Circle Income have been offered for sale and sold in conformity with all applicable federal and state securities laws.

          (o) Circle Income is qualified, and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (p) At the Exchange Date, Circle Income will have sold such of its assets, if any, as necessary to assure that, after giving effect to the acquisition of the assets pursuant to this Agreement, One Group Income will remain a "diversified company" within the meaning of Section 5(b) (1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the One Group Prospectus previously furnished to Circle Income. One Group agrees to advise Circle Income prior to the Exchange Date of any assets that, after giving effect to the acquisition of the assets pursuant to this Agreement, would cause One Group Income not to be in compliance with Section 5(b)(1) of the 1940 Act and with such other mandatory investment restrictions as are set forth in the One Group Prospectus.

     2. REPRESENTATIONS AND WARRANTIES OF ONE GROUP. One Group, for itself and on behalf of One Group Income, represents and warrants to and agrees with Circle Income that:

          (a) One Group is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement. Neither One Group nor One Group Income is required to qualify as a foreign association in any jurisdiction. One Group and One Group Income have all necessary federal, state and local authorizations to own all of their properties and assets and to carry on their business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section 2(i).

          (b) One Group is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. One Group Income has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year, and qualifies and intends to continue to qualify as a regulated investment company. One Group Income has been a regulated investment company under such sections of the Code at all times since its inception.

          (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) for One Group for the year ended June 30, 2000, such statements and schedules having been audited by PricewaterhouseCoopers LLP, independent accountants to One Group, have been furnished to Circle Income. Such statements of assets and liabilities and schedules fairly present the financial position of One Group as of their respective dates, and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in financial position for the periods covered thereby in conformity with generally accepted accounting principles.

          (d) The prospectus of One Group Income dated November 1, 1999, (the "One Group Prospectus") and the Statement of Additional Information for the One Group Funds, dated November 1, 1999, and on file with the Commission, which have been previously furnished to Circle Income, did not as of their dates and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of One Group or One Group Income, threatened against One Group or One Group Income which assert liability on the part of One Group or One Group Income.

          (f) There are no material contracts outstanding to which One Group or One Group Income is a party, other than as disclosed in the One Group Prospectus and the corresponding Statement of Additional Information or in the Registration Statement.

          (g) Neither One Group nor One Group Income has any known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of June 30, 2000 referred to above and those incurred in the ordinary course of the business of One Group as an investment company or One Group Income since such date. Prior to the Exchange Date, One Group will advise Circle Income of all known material liabilities, contingent or otherwise, incurred by it and One Group Income subsequent to June 30, 2000, whether or not incurred in the ordinary course of business.

          (h) One Group Income has filed or will file all federal and state tax returns which, to the knowledge of One Group's officers, are required to be filed by One Group Income and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by One Group Income. All tax liabilities of One Group Income have been adequately provided for on its books, and no tax deficiency or liability of One Group Income has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (i) No consent, approval, authorization or order of any governmental authority is required for the consummation by One Group or One Group Income of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or Blue Sky laws or the H-S-R Act.

          (j) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 2 (i), One Group on behalf of One Group Income will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of Circle Income to be transferred to One Group Income pursuant to this Agreement.

          (k) The Registration Statement, the Prospectus and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to One Group and One Group Income: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
     Section 8(a) and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed with the Commission by One Group or One Group Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to One Group or One Group Income contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to One Group or One Group Income. None of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Circle Income for use in the Registration Statement, the Prospectus or the Proxy Statement.

          (1) Shares to be issued to Circle Income have been duly authorized and, when issued and delivered pursuant to this Agreement and the Prospectus, will be legally and validly issued and will be fully paid and nonassessable by One Group and no shareholder of One Group will have any preemptive right of subscription or purchase in respect thereof.

          (m) The issuance of Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (n) One Group Income is qualified and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     3. REORGANIZATION. (a) Subject to the requisite shareholder approval as described in Section 8(a) and to the other terms and conditions contained herein (including Circle Income's obligation to distribute to its respective shareholders all of its investment company taxable income and net capital gain as described in Section 9(k) hereof), Circle Income agrees to sell, assign, convey, transfer and deliver to One Group, on behalf of One Group Income, and One Group, on behalf of One Group Income, agrees to acquire from Circle Income, on the Exchange Date all of the Investments and all of the cash and other assets of Circle Income in exchange for that number of Shares of One Group Income provided for in Section 4 and the assumption by One Group Income of all the liabilities of Circle Income. Pursuant to this Agreement, Circle Income will, as soon as practicable after the Exchange Date, distribute in liquidation all of the Shares received by it to its shareholders in exchange for their shares of beneficial interest of Circle Income.

          (b) Circle Income will pay or cause to be paid to One Group Income any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to One Group Income hereunder. Circle Income will transfer to One Group Income any rights, stock dividends or other securities received by Circle Income after the Exchange Date as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends and other securities shall be deemed included in the assets transferred to One Group Income at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of Circle Income acquired by One Group, on behalf of One Group Income.

     4. EXCHANGE DATE VALUATION TIME. On the Exchange Date, One Group will deliver to Circle Income a number of Shares having an aggregate net asset value equal to the value of the assets of Circle Income acquired by One Group, on behalf of One Group Income, less the value of the liabilities of Circle Income assumed, determined as hereafter provided in this Section 4.

          (a) Subject to Section 4(d) hereof, the value of Circle Income's net assets will be computed as of the Valuation Time using the valuation procedures for One Group Income as set forth in the One Group Prospectus for One Group Income.

          (b) Subject to Section 4(d) hereof, the net asset value of a share of One Group Income will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the One Group Prospectus for One Group Income.

          (c) Subject to Section 4(d), the Valuation Time shall be 4:00 p.m. Eastern Standard time on January 19, 2001 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

          (d) No formula will be used to adjust the net asset value of Circle Income or One Group Income to take into account differences in realized and unrealized gains and losses.

          (e) One Group shall issue One Group Income Shares to Circle Income on one share deposit receipt registered in the name of Circle Income. Circle Income shall distribute in liquidation the Shares received by it hereunder pro rata to its shareholders of each class of shares by redelivering such share deposit receipt to One Group's transfer agent which will as soon as practicable set up open accounts for each Circle Income shareholder in accordance with written instructions furnished by Circle Income.

          (f) One Group, on behalf of One Group Income, shall assume all liabilities of Circle Income, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Circle Income or otherwise.

     5. EXPENSES, FEES, ETC. (a) Subject to subsections 5(b) through 5 (e), all fees and expenses, including, without limitation, accounting expenses, the costs of proxy materials and proxy solicitation, legal expenses, portfolio transfer taxes (if any) or other similar expenses, incurred in connection with the transactions will be paid directly by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by Banc One Investment Advisors Corporation of such expenses would result in the disqualification of either Circle Income or One Group Income as a regulated investment company under the Code. Circle Income shareholders will pay their respective expenses, if any, incurred in connection with the transactions.

          (b) In the event the transactions contemplated by this Agreement are not consummated by reason of Circle Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Circle Income's obligations referred to in Section 8(a) or
     Section 10) Circle Income shall pay directly all reasonable fees and expenses incurred by One Group in connection with such transactions, including, without limitation, legal, accounting and filing fees.

          (c) In the event the transactions contemplated by this Agreement are not consummated by reason of One Group being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to One Group's obligations referred to in Section 8(a) or Section
     9), One Group shall pay directly all reasonable fees and expenses incurred by Circle Income in connection with such transactions, including without limitation legal, accounting and filing fees.

          (d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) One Group or Circle Income being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Circle Income or One Group's obligations referred to in Section 8(a), Section 9 or Section 10 of this Agreement, then each of Circle Income and One Group shall bear the expenses it actually incurred in connection with such transactions.

          (e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

     6. PERMITTED ASSETS. One Group agrees to advise Circle Income promptly if at any time prior to the Exchange Date the assets of Circle Income include any assets that One Group Income is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by Circle Income, One Group has informed Circle Income is unsuitable for One Group Income to acquire.

     7. EXCHANGE DATE. Delivery of the assets of Circle Income to be transferred, assumption of the liabilities of Circle Income to be assumed, and the delivery of Shares to be issued shall be made at the offices of Banc One Investment Advisors Corporation at 9:00 a.m. on January 22, 2001, or at such other time and date agreed to by Circle Income and One Group, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     8. SPECIAL MEETING OF SHAREHOLDERS: DISSOLUTION. (a) Circle Income agrees to call a special meeting of the shareholders of Circle Income as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of the assets of Circle Income to and the assumption of all of the liabilities of Circle Income by One Group Income as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of Circle Income, and, except as set forth in Section 13, it shall be a condition to the obligations of each of the parties hereto that the holders of the shares of beneficial interest of Circle Income shall have approved this Agreement and the transactions contemplated herein in the manner required by law and Circle Income's Articles of Incorporation at such a meeting on or before the Valuation Time.

          (b) Circle Income agrees that the liquidation and dissolution of Circle Income will be effected in the manner provided in Circle Income's Articles of Incorporation in accordance with applicable law, and that it will not make any distributions of any Shares to the shareholders of Circle Income without first paying or adequately providing for the payment of all of Circle Income's known debts, obligations and liabilities.

          (c) Each of One Group and Circle Income will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

     9. CONDITIONS TO ONE GROUP OBLIGATIONS. The obligations of One Group, on behalf of One Group Income, hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted and the transactions contemplated hereby, including the liquidation and dissolution of Circle Income, shall have been approved as set forth in Section 8(a). (b) Circle Income shall have furnished to One Group a statement of Circle Income's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Circle Income's behalf by its President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Circle Income since June 30, 2000, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to net redemptions of shares of Circle Income, dividends paid or losses from operations.

          (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Circle Income made in this Agreement are true and correct in all material respects as if made at and as of such dates, Circle Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Circle Income shall have furnished to One Group a statement, dated the Exchange Date, signed by Circle Income's President (or any Vice President) and Treasurer certifying those facts as of such dates.

          (d) Circle Income shall have delivered to One Group a letter from Arthur Andersen LLP dated the Exchange Date stating that such firm reviewed the federal and state income tax returns of Circle Income for the year ended June 30, 2000 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income taxes of Circle Income for the periods covered hereby, or that Circle Income would not qualify as a regulated investment company for federal income tax purposes.

          (e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) One Group shall have received an opinion of Baker & Daniels, in form reasonably satisfactory to One Group and dated the Exchange Date, to the effect that (i) Circle Income is a corporation duly and validly existing under the laws of Indiana, (ii) this Agreement has been duly authorized, executed, and delivered by Circle Income and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by One Group, is a valid and binding obligation of Circle Income, (iii) Circle Income has power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Circle Income's Articles of Incorporation, or By-laws , as amended, or any provision of any agreement known to such counsel to which Circle Income is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Circle Income's Policy Manual, such counsel may rely upon a certificate of an officer of Circle Income whose responsibility it is to advise Circle Income with respect to such matters and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Circle Income of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the

     1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and it being understood that such opinion shall not be deemed to apply to One Group's compliance obligations under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws and H-S-R Act.

          (g) One Group shall have received an opinion of Ropes & Gray, counsel to One Group addressed to One Group, in form reasonably satisfactory to One Group and dated the Exchange Date, to the effect that for Federal income tax purposes (i) no gain or loss will be recognized by Circle Income upon the transfer of the assets to One Group, on behalf of One Group Income, in exchange for Shares and the assumption by One Group, on behalf of One Group Income, of the liabilities of Circle Income or upon the distribution of Shares by Circle Income to its shareholders in liquidation; (ii) no gain or loss will be recognized by the shareholders of Circle Income upon the exchange of their shares for Shares; (iii) the aggregate basis of the Shares a Circle Income shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Circle Income shares exchanged therefor; (iv) a Circle Income shareholder's holding period for his or her Shares will be determined by including the period for which he or she held the Circle Income shares exchanged therefor, provided that he or she held such Circle Income shares as capital assets; (v) no gain or loss will be recognized by One Group Income upon the receipt of the assets of Circle Income in exchange for Shares and the assumption by One Group Income of the liabilities of Circle Income; (vi) the basis in the hands of One Group Income of the assets of Circle Income transferred to One Group Income in the transaction will be the same as the basis of the assets in the hands of Circle Income immediately prior to the transfer; and (vii) the holding periods of the assets of Circle Income in the hands of One Group Income will include the periods for which such assets were held by Circle Income.

          (h) The assets of Circle Income to be acquired by One Group, on behalf of One Group Income, will include no assets which One Group Income, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in the One Group Prospectus in effect on the Exchange Date, may not properly acquire.

          (i) The Registration Statement shall have become effective under the 1933 Act and applicable blue sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of One Group, contemplated by the Commission and or any state regulatory authority.

          (j) All proceedings taken by Circle Income in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to One Group and Ropes & Gray.

          (k) Prior to the Exchange Date, Circle Income shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended June 30, 2000 and the short taxable year beginning on July 1, 2000 and ending on the Exchange Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ended June 30, 2000 and the short taxable year beginning on July 1, 2000 and ending on the Exchange Date (after reduction for any capital loss carryover).

          (l) Circle Income shall have furnished to One Group a certificate, signed by the President (or any Vice President) and the Treasurer of Circle Income, as to the tax cost and acquisition date to One Group of the securities delivered to One Group pursuant to this Agreement, together with any such other evidence as to such tax cost as One Group may reasonably request.

          (m) Circle Income's custodian shall have delivered to One Group a certificate identifying all of the assets of Circle Income held by such custodian as of the Valuation Time.

          (n) Circle Income's transfer agent shall have provided to One Group
     (i) the originals or true copies of all of the records of Circle Income in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Circle Income outstanding as of the Valuation Time and (iii) the name, address and tax identification number of each holder of record of any such shares of Circle Income and the number of shares held of record by each such shareholder.

          (o) All of the issued and outstanding shares of beneficial interest of Circle Income shall have been offered for sale and sold in conformity with all applicable federal or state securities or blue sky laws and, to the extent that any audit of the records of Circle Income or its transfer agent by One Group or its agents shall have revealed otherwise, either (i) Circle Income shall have taken all actions that in the reasonable opinion of One Group or Ropes & Gray are necessary to remedy any prior failure on the part of Circle Income to have offered for sale and sold such shares in conformity with such laws or (ii) Circle Income shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of One Group in amounts sufficient and upon terms satisfactory, in the opinion of One Group or its counsel, to indemnify One Group against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Circle Income to have offered and sold such shares in conformity with such laws.

          (p) Circle Income shall have duly executed and delivered to One Group bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as One Group may deem necessary or desirable to transfer all of Circle Income's entire right, title and interest in and to the Investments and all other assets of Circle Income.

     10. CONDITIONS TO CIRCLE INCOME'S OBLIGATIONS. The obligations of Circle Income hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been adopted and the transactions contemplated hereby, including the liquidation and dissolution of Circle Income, shall have been approved as described in Section 8(a).

          (b) One Group shall have furnished to Circle Income a statement of One Group Income's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on One Group's behalf by its President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of One Group Income since June 30, 2000, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

          (c) One Group shall have executed and delivered to Circle Income an agreement dated as of the Exchange Date pursuant to which One Group, on behalf of One Group Income, will assume all of the liabilities of Circle Income existing at the Valuation Time in connection with the transactions contemplated by this Agreement (an "Assumption of Liabilities").

          (d) As of the Valuation Time and as of the Exchange Date, all representations and warranties of One Group, for itself and on behalf of One Group Income, made in this Agreement are true and correct in all material respects as if made at and as of such dates, One Group and One Group Income have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and One Group shall have furnished to Circle Income a statement, dated the Exchange Date, signed by One Group's President (or any Vice President) and Treasurer certifying those facts as of such dates.

          (e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) Circle Income shall have received an opinion of Ropes & Gray, in form reasonably satisfactory to Circle Income and dated the Exchange Date, to the effect that (i) One Group is a business trust and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, (to the knowledge of such counsel), neither One Group nor One Group Income is required to qualify to do business as a foreign association in any jurisdiction, (ii) the Shares to be delivered to Circle Income as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by One Group and no shareholder of One Group has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by One Group and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Circle Income, is a valid and binding obligation of One Group, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate One Group's Declaration of Trust, as amended, or Code of Regulations, or any provision of any agreement known to such counsel to which One Group or One Group Income is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in One Group's Declaration of Trust, as amended, Code of Regulations or then-current prospectus or statement of additional information of One Group , such counsel may rely upon a certificate of an officer of One Group whose responsibility it is to advise One Group with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by One Group, on behalf of One Group Income, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and it being understood that such opinion shall not be deemed to apply to Circle Income's compliance obligations under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws and the H-S-R Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          (g) Circle Income shall have received an opinion of Ropes & Gray addressed to Circle Income, and in a form reasonably satisfactory to Circle Income and dated the Exchange Date, with respect to the matters specified in Section 9(g) of this Agreement.

          (h) All proceedings taken by One Group in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Circle Income and Baker & Daniels.

          (i) The Registration Statement shall have become effective under the 1933 Act and applicable blue sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Circle Income, contemplated by the Commission or any state regulatory authority.

          (j) Circle Income shall have received evidence, in form and substance satisfactory to Circle Income, of (1) the liability coverage for the directors of Circle Income and (2) One Group's agreement to indemnify the directors of Circle Income, in each case, pursuant to the covenants set forth in paragraph 11(c) hereof.

     11. INDEMNIFICATION. (a) Circle Income will indemnify and hold harmless One Group, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Circle Income contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Circle Income required to be stated therein or necessary to make the statements relating to Circle Income therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding or threatened claim, action, suit or proceeding made with the prior consent of Circle Income. The Indemnified Parties will notify Circle Income in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
Section 11(a). Circle Income shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Circle Income elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Circle Income's obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Circle Income will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties first paying the same.

          (b) One Group, on behalf of One Group Income, will indemnify and hold harmless Circle Income, its directors and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to One Group or One Group Income contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to One Group or One Group Income required to be stated therein or necessary to make the statements relating to One Group or One Group Income therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of One Group. The Indemnified Parties will notify One Group in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against any Indemnified Party as to any matters covered by this Section 11(b). One Group shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if One Group elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. One Group's obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that One Group will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Indemnified Parties first paying the same.

          (c)(i) Effective upon the Closing Date, One Group shall assume and be responsible for all obligations of Circle Income to indemnify the present and former directors of Circle Income (the "Indemnified Directors") to the fullest extent permitted by law under the Articles of Incorporation of Circle Income as in effect on the date hereof; provided, however, that any determination required to be made with respect to whether a director's conduct complies with the standards set forth under Indiana law and the Articles of Incorporation shall be made by independent counsel selected by One Group. One Group agrees that all rights to indemnification existing in favor of the Indemnified Directors, acting in their capacities as directors of Circle Income, under Circle Income's Articles of Incorporation as in effect as of the date of this Agreement shall survive the Reorganization as obligations of One Group, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against One Group.

          (c)(ii) To the extent subparagraph (c)(i) shall not serve to indemnify and hold harmless an Indemnified Director, after the Closing Date, One Group shall, subject to the terms set forth herein, indemnify and hold harmless, to the fullest extent permitted under applicable law (and shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each Indemnified Director against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the Transactions contemplated by this Agreement; provided that, in the event any claim or claims are asserted or made, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. Any Indemnified Director wishing to claim indemnification under this subparagraph (c)(ii), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify One Group thereof, but the failure to so notify shall not relieve One Group of any liability it may have to such Indemnified Director if such failure does not materially prejudice One Group. In the event of any such claim, action, suit, proceeding or investigation

     (whether arising before or after the Closing Date), (i) One Group shall have the right to assume the defense thereof and One Group shall not be liable to such Indemnified Director for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Director in connection with the defense thereof, except that if One Group elects not to assume such defense or counsel for the Indemnified Directors advises that there are issues which raise conflicts of interest between One Group and the Indemnified Directors, the Indemnified Directors may retain counsel satisfactory to them, and One Group shall pay all reasonable fees and expenses of such counsel for the Indemnified Directors promptly as statements therefor are received; provided, however, that One Group shall be obligated pursuant to this subparagraph (c)(ii) to pay for only one firm of counsel for all Indemnified Directors in any jurisdiction (unless the use of one counsel for such Indemnified Directors would present such counsel with a conflict of interest), (ii) the Indemnified Directors will cooperate in the defense of any such matter and (iii) One Group shall not be liable for any settlement effected without its prior written consent; and provided further, that One Group shall not have any obligation hereunder to any Indemnified Director when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Director in the manner contemplated hereby is prohibited by applicable law.

          (c)(iii) For the period beginning at the effective time of the Reorganization and ending not less than three years thereafter, One Group shall provide or cause to be provided, liability coverage for the Indemnified Directors which covers the actions of the Indemnified Directors for the period they served as such.

          (c)(iv) The Indemnified Directors shall be deemed third party beneficiaries of this subparagraph 11(c), and the rights provided to each Indemnified Director by this subparagraph 11(c) shall be enforceable against One Group by each Indemnified Director (and each director of Circle Income shall be presumed to have relied upon this subparagraph 11(c)(iv) in continuing to serve as a director of Circle Income after the date hereof).

          (c)(v) One Group Income's obligation under this Section 11(c) to indemnify and hold harmless the Indemnified Directors shall constitute a guarantee of payment so that One Group Income will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(c) without the necessity of the Indemnified Directors first paying the same.

          (d) All provisions of this Section 11 shall survive the termination or expiration of this Agreement, and the closing of the transactions contemplated hereby.

     12. NO BROKER, ETC. Each of One Group and Circle Income represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     13. TERMINATION. One Group and Circle Income may, by mutual consent of their respective trustees and directors, terminate this Agreement, and One Group or Circle Income, after consultation with counsel and by consent of their respective trustees and directors, or an officer authorized by such trustees and directors, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 13, 2001, this Agreement shall automatically terminate on that date unless a later date is agreed to by One Group and Circle Income.

     14. RULE 145. Pursuant to Rule 145 under the 1933 Act, One Group will, in connection with the issuance of any Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145 (c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

        "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ONE GROUP OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS

        AMENDED, OR (ii) IN THE OPINION OF COUNSEL, REASONABLY SATISFACTORY TO ONE GROUP, SUCH REGISTRATION IS NOT REQUIRED."

and, further, One Group will issue stop transfer instructions to One Group's transfer agent with respect to such shares. Circle Income will provide One Group on the Exchange Date with the name of any shareholder of Circle Income who is to the knowledge of Circle Income an affiliate of Circle Income on such date.

     15. COVENANT, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf

     16. SOLE AGREEMENT: AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     17. AGREEMENT AND DECLARATION OF TRUST. Circle Income Shares, Inc. is a corporation organized under Indiana law and under its Articles of Incorporation, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the State of Indiana and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Circle Income Shares, Inc." entered into in the name or on behalf thereof by any of the directors, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the directors, officers, employees, agents or shareholders of Circle Income personally, but bind only the assets of Circle Income, and all persons dealing with Circle Income must look solely to the assets of Circle Income for the enforcement of any claims against Circle Income. The names "One Group Mutual Funds" and "Trustees of One Group" refer respectively to One Group and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "One Group Mutual Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of One Group personally, but bind only the assets of One Group, and all persons dealing with any series of One Group, and all persons dealing with One Group Income must look solely to the assets of One Group belonging to such series for the enforcement of any claims against One Group.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
                                        CIRCLE INCOME SHARES, INC.

                                        By:

                                        ----------------------------------------

                                        ONE GROUP MUTUAL FUNDS

                                        By:

                                        ----------------------------------------

                                   EXHIBIT B

                           CIRCLE INCOME SHARES, INC.
                           DIVIDEND REINVESTMENT PLAN

     All registered holders of Circle Income's Common Stock have the opportunity to participate in Circle Income's Dividend Reinvestment Plan (the "Plan"). The Transfer & Dividend Agent (the "Agent") acts on behalf of stockholders electing to participate in the Plan. Upon purchase of shares, shareholders are mailed a notice of their right to elect to participate in the Plan. Notice of election to participate in the Plan will apply to a distribution if it is received by the Agent at least 15 days before the record date for such distribution. Brokers and nominees of banks or other financial institutions may elect to be included in the Plan.

     Under the Plan, dividends and other distributions will be automatically invested in additional shares of Circle Income. Stockholders may, however, terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Agent in writing at least 15 days prior to the record date for such distribution. There will be no penalty or charge for termination of participation in the Plan. Stockholders may rejoin the Plan at any time.

 THE PLAN PRESENTLY OPERATES AS FOLLOWS.

     Whenever Circle Income declares a dividend or other distribution, it pays the amount thereof to the Agent on behalf of stockholders under the Plan either
(i) in shares of Circle Income's Common Stock or (ii) in cash which the Agent will use to buy shares in the open market. At the close of business on the fifth trading day preceding the dividend payment date, the Agent will compare the net asset value per share of Circle Income's Common Stock with the market price (including brokerage commissions) per share of its Common Stock. If such net asset value is lower than market price (including brokerage commissions), the Agent will request payment of the dividend or distribution from Circle Income in, and Circle Income will issue, additional shares at net asset value. If the market price (including brokerage commissions) is lower than net asset value, the Agent will request payment from Circle Income in cash which it will use, to the extent permitted by law, to buy shares of Circle Income's Common Stock in the open market consistent with the policy of best market price and execution. If, at any time the Agent is purchasing shares of Circle Income's Common Stock in the open market, the market price (including brokerage commissions) exceeds the net asset value per share determined as of the close of business on such fifth trading day or further purchases are prohibited by law, the Agent will cease open market purchases and, so long as such market price exceeds such net asset value or such prohibition exists, the Agent will request and receive shares of Common Stock from Circle Income at such net asset value.

     Since Common Stock will be purchased in the market when market price per share (including brokerage commissions) is lower than net asset value per share, there will be no dilution in the net asset value per share of outstanding Common Stock.

     The Agent maintains the stockholder's account and furnishes the stockholder with written confirmation of all transactions in the account, including information needed for personal and tax records. There is no direct charge to participants in the Plan except for brokerage commissions and transfer taxes. All other costs of the Plan, except those of registration under applicable securities laws, if any, are borne by the Adviser, although the Plan may be amended to provide for a direct charge to participants. Applicable regulatory requirements may necessitate modifications of the Plan. Moreover, experience under the Plan may indicate that changes are desirable. Accordingly, the Plan may be amended or terminated at any time on 30 days' notice to the Agent, and such notice will become effective as to all distributions by Circle Income for which the record dates are subsequent to the effective date of such notice.

                                   EXHIBIT C

         (1)                  (2)                 (3)                  (4)
                                                                     AMOUNT
                                            AMOUNT HELD BY         OUTSTANDING
                                           REGISTRANT OR FOR   EXCLUSIVE OF AMOUNT
   TITLE OF CLASS      AMOUNT AUTHORIZED      ITS ACCOUNT        SHOWN UNDER (3)
   --------------      -----------------   -----------------   -------------------
Common                    10,000,000               0                2,803,476

                                   EXHIBIT D

            MANAGEMENT DISCUSSION REGARDING EACH FUND'S PERFORMANCE

                                ONE GROUP INCOME

                          PORTFOLIO PERFORMANCE REVIEW

HOW DID CLASS AND THE FUND PERFORM?

     One Group Income A share class posted a total return of 3.80% (without the sales charge) for the year ended June 30,2000.

     Rising interest rates and widening yield spreads had a negative effect on the Fund's one-year total return. (Spreads refer to the differences in yields between non-Treasury bonds, such as agency, corporate and mortgage-backed securities, and comparable-maturity Treasury bonds. When spreads widen, prices on non-Treasury bonds decline, and vice versa.) With yields generally higher across the yield curve, bond prices declined. But the Fund's income level was enough to offset the price declines, resulting in a positive total return.

HOW DID THE FUND'S YIELD CHANGE?

     The Fund's yield increased throughout the year as a result of higher market interest rates and the addition of a modest allocation to high-yield securities. The Fund's 30-day SEC yield on I shares was 7.10% on June 30, 2000, compared to 5.88% on June 30, 1999.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?

     Our ongoing strategy is to search for and purchase undervalued securities and market sectors. During the past fiscal year, the sectors that we believe represented the best value included spread products in general and, more specifically, mortgage-backed securities. As such, we increased the Fund's allocations to mortgages and decreased its weightings primarily in Treasury securities. This action helped increase the Fund's yield and positions the portfolio nicely to take advantage of historically wide spreads.

     We also added a small high-yield component to the Fund. While this action helped increase the Fund's yield, it also had a negative effect on the Fund's principal return. High-yield bonds suffered during our holding period due to credit quality concerns and a lack of demand. We were able to minimize the effects of this due to our small and broadly diversified position in these bonds.

     The yield curve took on an inverted shape during the year, meaning that shorter-term bonds offered higher yields than long-term bonds. Our yield curve positioning in the zero to three-year range as well as our long-term Treasury holdings helped the Fund make the most of this situation.

HOW WAS THE FUND STRUCTURED IN TERMS OF SECTORS AND QUALITY?*

     The Fund's average quality changed only slightly due to the addition of high-yield securities. As of June 30, 2000, the Fund's average quality was "AA," and 64% of the portfolio was invested in "AAA"-rated securities. Securities rated "AA" comprised 5% of the portfolio; those rated "A" comprised 16%, securities rated "BBB" comprised 9%, and high-yield bonds comprised 6%.

     U.S. Treasuries comprised 19% of the Fund at fiscal year end, while 29% was invested in mortgage-backed securities, 35% in corporate bonds, 12% in asset backed securities, 4% in agency securities and 1% in money market securities.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     Over time, we believe the Federal Reserve will remain committed to controlling inflation and will be successful in its efforts to slow down the economy. This should contribute to a positive bond market environment. Supply and demand changes in the market may cause spreads to remain volatile and wider than their historical averages. Nonetheless, we believe that over the long-term non-Treasury securities will continue to present attractive investment opportunities.

/s/ Douglas S. Swanson
Team Leader, Taxable Bond Team
Banc One Investment Advisors Corporation

/s/ Gary L. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

     The Fund's composition is subject to change.

     The high-yield portion of the Fund is sub-advised by Banc One High Yield Partners, LLC. Banc One High Yield Partners, LLC is a joint venture between Banc One Investment Advisors, the Fund's adviser, and Pacholder Associates, Inc.

                                ONE GROUP INCOME
                                 JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (3/5/93)
  Class A                3.80%       5.38%        5.44%
  Class A*              (0.85)%      4.42%        4.78%

* Reflects 4.50% Sales Charge.

                                                     VALUE OF $10,000 INVESTMENT

     The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

     The above-quoted performance data includes the performance of the Pegasus Multi Sector Bond Fund prior to the acquisition by the One Group Income Bond Fund on March 11, 1999.

     The performance of the Income Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of US Government, mortgage, corporate and asset-backed securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares.

     The Lipper Intermediate Investment Grade Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                                 CIRCLE INCOME
                             REPORT FROM MANAGEMENT

     This Annual Report reviews Circle Income Shares' results for the fiscal year ended June 30, 2000. Net investment income for the latest fiscal year, $2,204,683 or $0.79 per share was nearly equal to the 1999 fiscal year's net investment income of $2,208,420 or $0.79 per share. Higher interest rates at the close of the fiscal year, however, generated a lower per share net asset value of $10.95, a decrease from $11.44 per share from the prior fiscal year-end. Total net assets at fiscal year-end were $30,703,875.

     Dividends during the 2000 fiscal period were paid at the monthly rate of $0.065. Total annual distributions per share for the fiscal year were $0.78. It has been your Company's practice to make dividend payments on the first Friday of each month to shareholders of record two weeks prior to payment date.

     During the first half of the fiscal year, interest rates generally moved higher. The ten-year maturity United States Treasury yield began the fiscal year at 5.79% and increased 100 basis points to reach a fiscal year high in January 2000 of 6.79%. Ten-year Treasury yields declined during the first calendar quarter 2000, reaching a second-half fiscal year low of 5.77% in early April. During the final quarter of the fiscal year, yields soared to 6.56% and then dropped to approximately 6.00% at June 30th fiscal year-end.

     Strong economic growth and the fear of higher inflation drove interest rates upward during the last six months of the year 1999. Real GDP growth rocketed from a 1999 2nd quarter 1.9% to 5.7% and 7.3% in the 3rd and 4th quarters, respectively. The Federal Reserve began raising short-term interest rates in an effort to slow a racing economy. The first rate increase came on June 30th, 1999. The Federal Reserve has increased the federal funds rate a total of six times during the last twelve months. The federal funds rate presently stands at 6.5%, up from 4.75% a year ago. Increased productivity has enabled the economy to grow rapidly without dramatically increasing price inflation. Prices, as measured by the Consumer Price Index, are expected to rise approximately 3.2% during the year 2000, an increase over the low 2.7% rate for the year 1999. Unemployment levels hit 30-year lows with the vigorous economic growth and the increased demand for labor. Consumer confidence has remained ebullient as evidenced by strong consumer spending levels.

     The Federal Reserve's goal of slower economic growth increased fear in the credit sectors. Investors, worried about increased default rates in a slowing economy, demanded higher yields in corporate sectors. Both investment grade and high-yield corporate sectors, along with mortgage-backed securities, underperformed Treasuries during the past twelve months. The Circle Income Portfolio, consisting of these three sectors for the realization of higher yields relative to Treasuries, experienced less total return than the Lehman Aggregate Index during the latest twelve month period.

     We expect the Federal Reserve to continue to increase short-term interest rates until the economy has slowed to a sustainable, less inflationary, 3% growth rate. Treasury bond yields will likely continue to rise in this environment. Economic growth will remain positive with a moderating rate of price inflation. There is little expectation for a recession in the near future. Your Company's portfolio will continue to be invested in the higher yielding mortgage-backed, investment grade corporate and high-yield corporate sectors, thus seeking to provide a high level of current income consistent with the prudent management of investment risk.

/s/ Bruce J. Glor                                  /s/ Jeffrey W. Fountain
President                                          Executive Vice President & Chief Investment
                                                   Officer

July 6, 2000

                           CIRCLE INCOME SHARES, INC.

      THIS IS YOUR PROXY CARD. PLEASE MARK YOUR VOTE USING DARK INK ONLY.

     1. Approval of the Agreement and Plan of Reorganization dated as of October 18, 2000 pursuant to which all of the assets and liabilities of Circle Income will be transferred to One Group Income Bond Fund ("One Group Income") in return for Class A shares of One Group Income, followed by the liquidation and dissolution of Circle Income, and the distribution of shares of One Group Income to the shareholders of Circle Income.

         FOR           AGAINST  ABSTAIN
         [ ]             [ ]      [ ]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The signatory acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement.

                                        Signature of Shareholder(s)

                                        ----------------------------------------

                                        ----------------------------------------

                                        Dated:

                ----------------------------------------------------------------

                                        NOTE: Please sign exactly as the name
                                        appears on this card. EACH Joint owner
                                        must sign the proxy. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

CONTROL NUMBER

                  INSTRUCTIONS FOR VOTING BY TELEPHONE OR MAIL

Please take this opportunity to use either one of the two voting methods detailed below to vote your shares.

     1. VOTE BY PHONE. Call toll-free at 1-877-265-9598 using a touch-tone telephone to vote 24 hours a day, 7 days a week. Have your proxy card (above) and social security number in hand when you call. Please enter the 6-digit Control Number (above). For Proposal 1 (Approval of the Agreement and Plan of Reorganization), to vote FOR, press 1; to vote AGAINST, press 9 and to ABSTAIN, press 0. Your vote will be repeated back to you and you will have an opportunity to confirm it.

     2. VOTE BY MAIL. Please vote, sign, date and return the proxy card using the enclosed postage-paid envelope.

                           CIRCLE INCOME SHARES, INC.

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS,
                     TO BE HELD ON TUESDAY, JANUARY 9, 2001

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CIRCLE INCOME SHARES, INC.

     The undersigned hereby appoints Jacqueline A. Weitz and Robert L. Young, each of them with full power of substitution as proxies, to vote all of the shares of beneficial interest in Circle Income which the shareholder would be entitled to vote upon if personally present at the Special Meeting of Shareholders of Circle Income Shares, Inc. ("Circle Income") to be held in Suite 500, The Columbia Club, 121 Monument Circle, Indianapolis, Indiana on January 9, 2001 at 1:00 p.m., Central Time, and at any adjournments thereof, upon the matters referred to on the reverse side and, in their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------

                           CIRCLE INCOME SHARES, INC.
                        SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, JANUARY 9, 2001
--------------------------------------------------------------------------------

Dear Shareholder:

     Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on Tuesday, January 9, 2001 (the 'Meeting'). Circle Income records indicate that as of November 20, 2000, ("Record Date") you held shares of Circle Income entitled to vote at the Meeting. To date, we have not yet received voting instructions from you.

     All votes are important. Your shares cannot be voted unless we receive your executed proxy or you are present at the meeting. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to avoid adjourning the meeting. Unless you attend the meeting and vote in person, we must receive your vote no later than 1:00 p.m., Central Time on Tuesday, January 9, 2001.

     The purpose of the Special Meeting is to approve a proposed Agreement and Plan of Reorganization. The Agreement provides that Circle Income will transfer all of its assets and liabilities to One Group Mutual Funds, specifically One Group Income Bond Fund. Based upon its evaluation, Circle Income's Board of Directors unanimously determined that the proposed transaction is in the best interests of the shareholders and that the interests of such shareholders will not be diluted as a result of the proposal.

     For your convenience, we have established two methods by which to register your vote:

            1. By Phone:       Please call Computershare Investor Services LLC toll-free at
                               1-877-265-9598 using a touch-tone telephone to vote 24 hours a day, 7 days a week.
            2. By Mail:        Mark your vote, sign, date and return your proxy in the
                               enclosed postage paid envelope.

     If you have any questions regarding the meeting agenda or the execution of your proxy, please call Computershare Investor Services LLC toll-free at 1-877-265-9598.

     Thank you for your prompt attention.

Jacqueline A. Weitz
Secretary

                             ONE GROUP MUTUAL FUNDS

                              1111 POLARIS PARKWAY
                            COLUMBUS, OHIO 43271-1235

                           CIRCLE INCOME SHARES, INC.

                                  P.O BOX 77004
                        INDIANAPOLIS, INDIANA 46277-7004

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Combined Prospectus/Proxy (the "Prospectus") of One Group Mutual Funds dated November ____, 2000 relating to the transfer of the assets and liabilities of Circle Income Shares, Inc. ("Circle Income") to One Group Income Bond Fund. This Statement of Additional Information is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained, without charge, by calling 1-800-480-4111.

         The Prospectus and Statement of Additional Information for One Group Mutual Funds dated November 1, 2000, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The audited financial statements and related independent accountant's report for One Group Income Bond Fund contained in the Annual Report dated June 30, 2000, are hereby incorporated by reference. Copies of these materials may be obtained by calling 1-800-480-4111.

         The Prospectus for Circle Income dated November 20, 1975 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The audited financial statements and related independent accountant's report for Circle Income contained in the Annual Report dated June 30, 2000, are hereby incorporated by reference. Copies of these materials may be obtained by calling 1-800-480-4111.

         The Date of This Statement Of Additional Information is November ____, 2000.

TABLE OF CONTENTS

                                                                            PAGE

Information about Circle Income Shares, Inc.                                 B-3

-        Directors and Officers
-        Management of Circle Income
-        Investment Advisory Contract
-        Custodian Contract
-        Independent Accountants

MANAGEMENT OF CIRCLE INCOME
---------------------------

                             DIRECTORS AND OFFICERS

         Overall responsibility for management of Circle Income Shares, Inc. rests with the Board of Directors who were elected by the Shareholders. The Directors are responsible for making major decisions about Circle Income's investment objectives and policies, but delegate the day-to-day administration of Circle Income to the officers of Circle Income. There are currently five Directors, two of whom are "interested persons" of Circle Income within the meaning of that term under the 1940 Act. The Directors and Officers of Circle Income, their addresses, and principal occupations during the past five years are set forth below.


                                     POSITION HELD                             PRINCIPAL OCCUPATION
NAME AND ADDRESS                  WITH CIRCLE INCOME                           DURING THE PAST FIVE YEARS
----------------                  ------------------                           --------------------------
Frederick R. Ford              Director since April 1984.                      Dr. Ford is currently Executive Vice
                                                                               President and Treasurer Emeritus of Purdue
                                                                               University. He retired June 30, 1998 from
                                                                               Purdue University where he had served as
                                                                               Executive Vice President and Treasurer since
                                                                               January 1974. As the chief financial and
                                                                               business officer, he managed all securities,
                                                                               properties, and funds belonging to the
                                                                               University and all trusts in which the
                                                                               University had interests. In addition, he
                                                                               was responsible for all business operations,
                                                                               physical plant, housing and food services,
                                                                               internal auditing and investments.


Bruce J. Glor*                 Director  and  President  since                 Mr. Glor is a consultant. Mr. Glor joined
                               November  1996.                                 Bank One in June 1994 as Senior Vice
                                                                               President for Bank One, Akron, NA where he
                                                                               managed the Akron/Canton office. From
                                                                               January 1996 to October 2000, Mr. Glor served
                                                                               as Executive Vice President and Managing
                                                                               Director of the Indiana Investment
                                                                               Management Group of Bank One Trust Company,
                                                                               NA. As Managing Director, he is responsible
                                                                               for Retirement Services, Personal Investing
                                                                               and Trust business in the state. He is also
                                                                               a member of the Senior Management Committee
                                                                               and Indiana Leadership Council. Prior to
                                                                               joining Bank One, Mr. Glor was Regional
                                                                               Manager for Marine Midland Bank's Private
                                                                               Clients Group.

Charles E. Greer               Director since April 1999.                      Mr. Greer is an attorney, entrepreneur and
                                                                               serves as a Chapter II bankruptcy trustee
                                                                               for the Southern District of Indiana. Either
                                                                               as bankruptcy trustee or temporary CEO, he
                                                                               has operated a number of businesses and is
                                                                               currently the owner of a construction
                                                                               business in Indianapolis, Indiana. Prior to
                                                                               his present positions, he was a partner in
                                                                               the Indianapolis law firm of Ice Miller
                                                                               Donadio and Ryan.



Steven R. Hazelbaker           Director since April 1997.                      Mr. Hazelbaker is Executive Vice President and
                                                                               Chief Operating Officer of Meridian Insurance


                                                                               Group, Inc. From April 1994 to July 2000,
                                                                               Mr. Hazelbaker served as Chief Financial
                                                                               Officer and Treasurer of Meridian Insurance
                                                                               Group, Inc. As the Chief Financial Officer,
                                                                               he is responsible for investments, cash
                                                                               management, financial reporting, taxes,
                                                                               billings and collections. Prior to joining
                                                                               Meridian, Mr. Hazelbaker was a partner
                                                                               with Coopers & Lybrand (now
                                                                               PricewaterhouseCoopers LLP).


James D. Keckley*              Director since April 1973.                       Mr. Keckley is retired. Prior to his
                                                                               retirement on January 1, 1990, Mr. Keckley
                                                                               served as Executive Vice President of Bank
                                                                               One, Indiana, NA. As Executive Vice
                                                                               President of Bank One, Indiana, NA, he was
                                                                               responsible for the Private Banking Division
                                                                               of the Trust & Asset Management Group.

Jeffrey W. Fountain            Executive Vice President                        Mr. Fountain has been a Corporate Analyst,
                               since March 21, 1994; Vice                      Risk Management Policy and Research, Banc
                               President from January 28,                      One Investment Advisors Corporation, since
                               1988 to March 21, 1994.                         March 31, 2000. Prior to that time, Mr.
                                                                               Fountain has been the Director of Fixed
                                                                               Income Research, Banc One Investment
                                                                               Advisors Corporation, since 1992

Timothy P. Holihen             Vice President since March                      Mr. Holihen has been a Managing Director,
                               21, 1994                                        National Accounts Group, Banc One Investment
                                                                               Advisors Corporation, since June 1, 1994.

Jeffrey D. Sitzman             Vice President since January                    Mr. Sitzman has been a Senior Corporate
                               21, 2000                                        Analyst, Risk Management Policy and
                                                                               Research, Banc One Investment Advisors
                                                                               Corporation, since October 20, 1997. Prior
                                                                               to joining Banc One Investment Advisors
                                                                               Corporation in 1997, Mr. Sitzman was a
                                                                               Senior Investment Analyst, Anthem Inc. from
                                                                               1992 to 1997.

Thomas F. Wilson               Vice President since August                     Mr. Wilson has been a Portfolio Manager,
                               9, 1990                                         Banc One Investment Advisors Corporation,
                                                                               since May 2, 1983.


Robert L. Young                Treasurer since November 13,                    Mr. Young has been a Director, Mutual Fund
                               1997                                            Administration, One Group Administrative
                                                                               Services, Inc., since October 1999. From
                                                                               December 1996 to October 1999, Mr. Young was
                                                                               Managing Director, Mutual Fund
                                                                               Administration, Banc One Investment Advisors
                                                                               Corporation. Prior to joining Banc One
                                                                               Investment Advisors Corporation in 1996, Mr.
                                                                               Young was a Senior Audit Manager for
                                                                               Deloitte & Touche.

Jacqueline A. Weitz            Secretary since January 17,                     Ms. Weitz has been Vice President and Client
                               1997                                            Service Officer, Banc One Investment Management
                                                                               Group since 1995.


         The Compensation Table below sets forth the total compensation for the Directors and certain Officers of Circle Income for the fiscal year ended June 30, 2000.


                                                  COMPENSATION TABLE (1)

                                                                    PENSION OR          ESTIMATED           TOTAL
                                             AGGREGATE          RETIREMENT BENEFITS      ANNUAL         COMPENSATION
NAME OF PERSON,                            COMPENSATION         ACCRUED AS PART OF    BENEFITS UPON  FROM CIRCLE INCOME
POSITION                                FROM CIRCLE INCOME       COMPANY EXPENSES      RETIREMENT          COMPLEX
--------                                ------------------       ----------------      ----------          -------

Frederick R. Ford                              $5,000                  NA                 NA              $5,000

Bruce J. Glor*                                 $0                      NA                 NA              $0

Charles E. Greer                               $5,000                  NA                 NA              $5,000

Steven R. Hazelbaker                           $5,000                  NA                 NA              $5,000

James D. Keckley*                              $4,600                  NA                 NA              $4,600


*Mr. Glor and Mr. Keckley are interested persons as that term is defined in the Investment Company Act of 1940 and the rules thereunder.

                          INVESTMENT ADVISORY CONTRACT

         Circle Income and Bank One Indianapolis, N.A., entered, a wholly owned subsidiary of Bank One Corporation, entered into an Investment Advisory Contract (the "Investment Advisory Contract") on November 4, 1993. On November 19, 1997, pursuant to a Transfer & Assumption of Contract, Bank One, Indiana, N.A. transferred the Investment Advisory Contract to Banc One Investment Advisors Corporation (the "Adviser"), an indirect, wholly-owned subsidiary of Bank One Corporation and an affiliate of Bank One, Indiana, N.A. Under the Investment Advisory Contract the Adviser provides investment management and advisory services to Circle Income. The Adviser advises Circle Income on the composition of its investment portfolio, bears the cost of research, statistical analysis and continuous supervision of the portfolio and recommends which securities are bought or sold and in what amounts. In addition to providing management and investment advisory services, the Adviser is required to keep the books and financial records of Circle Income and to furnish the services of individuals to perform executive, administrative and clerical services. The Adviser is required to compensate all personnel, officers and directors of Circle Income who are officers, directors or employees of the Adviser or any of its affiliates and to bear the administrative expenses of Circle Income's Dividend Reinvestment Plan.

         Expenses in connection with the sale of Circle Income shares are borne by Circle Income. Such expenses include the expenses of the registration and qualification of Circle Income's shares under the Securities Act of 1933 and the securities laws of various states; legal, auditing, custodian's, transfer agent's and registrar's fees; the costs of printing stock certificates, the registration statement, preliminary and final prospectuses; prospectus distribution costs; Blue Sky memoranda and surveys; and any fees payable to the National Association of Securities Dealers, Inc.

         Other than the expenses specifically assumed by the Adviser under the Investment Advisory Contract, all expenses incurred in the operation of Circle Income are borne by Circle Income, including brokerage commissions on portfolio transactions; salaries, fees and expenses of officers, directors and employees who are not officers, directors or employees of the Adviser or any of its affiliates; taxes; transfer agent's, registrar's, dividend disbursing agent's and custodian's fees; auditing and legal fees; costs of information obtained from sources other than the Adviser or any of its affiliates relating to the valuation of portfolio securities; costs and expenses incident to any additional public offering of shares of Circle Income; certain extraordinary expenses; and the costs and expenses, including postage, of stockholder reports and proxy materials.

         Under the Investment Advisory Contract and subject to the limitations set forth below, the Adviser is entitled to receive a monthly fee which on an annual basis would amount to approximately .50% of the first $50 million of Circle Income's average weekly net assets and .40% of Circle Income's average weekly net assets in excess of $50 million. The fee is computed on a weekly basis and is payable monthly. There is no additional advisory fee based on portfolio income. During the fiscal years ended June 30, 1999, and June 30, 2000, advisory fees paid to the Adviser by Circle Income amounted to $165,900 and $159,100, respectively.

         The Investment Advisory Contract provides that if and to the extent that the aggregate expenses of every character incurred by Circle Income during any fiscal year as of any fee payment date (including, but not limited to, fees of the Adviser, but excluding interest, taxes, the expenses of this and any future offerings and, where permitted, extraordinary expenses) shall exceed 1 1/2% of the first $30,000,000 of average weekly net assets during the fiscal year to such date and 1% of any additional average weekly net assets, the Adviser will waiver further fees, and to the extent such expenses exceed the lesser of (i) 25% of Circle Income's gross income for such year, including gains from the sale of securities, or (ii) 1 1/2% of the first $30,000,000 of average weekly net assets for the fiscal year plus 1% of any additional average weekly net assets, the Adviser shall be indebted to Circle Income as of the last day of such fiscal year, and shall remit payment to Circle Income not later than the last day of the first month of the next succeeding fiscal year, in the amount equal to the amount of such excess.

         Under the Investment Advisory Contract, the Adviser is obligated to advise with respect to Circle Income's portfolio with the same skill and care with which it administers its other fiduciary accounts and to conform to applicable laws and regulations, including the regulations and rulings of the Comptroller of the Currency of the United States relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the Adviser, any of its affiliates or their directors, officers or employees or other individuals with whom there exists such a connection, or organizations in which there exists such an interest, as might affect the exercise of the best judgment of the Adviser. They further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above. In addition, the Investment Advisory Contract states that the Adviser will not invest other fiduciary accounts in Circle Income's shares, make loans for the purpose of purchasing or carrying shares of Circle Income, or make loans to Circle Income. The Investment Advisory Contract also provides that the Adviser will maintain and continue its policy and practice of conducting the business of its Trust and Asset Management Group independently of its commercial banking group. Therefore, the investment decisions of the Trust and Asset Management Group are made without consideration of customer relationships with the commercial banking group and information is not sought or obtained from the commercial banking group regarding any issuer of securities. Circle Income does not acquire securities from or sell securities to accounts managed by the Trust and Asset Management Group.

         On July 23, 1993, the Investment Advisory Contract was first approved by the Board of Directors of Circle Income, including a majority of the directors who were not parties to, or "interested persons" (as defined in the Investment Company Act of 1940) of either party to, the Investment Advisory Contract. The Investment Advisory Contract was last approved by the shareholders of Circle Income on November 4, 1993, and has been reapproved annually by the Board of Directors.

                               CUSTODIAN CONTRACT

         Circle Income and Bank One Trust Company, N.A., a wholly owned subsidiary of Bank One Corporation entered into a Custodian Agreement on December 18, 1988. Bank One Trust Company, N.A. maintains it principal offices at 100 E. Broad Street, Columbus, Ohio 43271.

         Under the Custodian Agreement, Bank One Trust Company, N.A.:

         (i) maintains a separate account or accounts in the name of Circle Income;

         (ii) makes receipts and disbursements of money on behalf of Circle Income;

         (iii) collects and receives all income and other payments and distributions on account of the Circle Income' portfolio securities;

         (iv) responds to correspondence from security brokers and others relating to its duties; and

         (v) makes periodic reports to Circle Income's Board of Directors concerning Circle Income's operations.

         Bank One Trust Company, N.A. is entitled to compensation for its services and for reimbursement of reasonable out-of-pocket expenses according to the following schedule:

MARKET VALUE
OF FEE:                    First $1 million          $3.00 per $1,000
                           Next $1 million           $1.50 per $1,000
                           Next $3 million           $1.00 per $1,000
                           Next $5 million           $ .50 per $1,000
                           Next $10 million          $ .25 per $1,000

                           Minimum account fee of $3,000 per year.

TRANSACTION FEES:          Transactions
                           ------------
                           DTC/Fed. Eligible         $10.00
                           Physical                  $20.00
                           Options and Futures       $35.00
                           Agency                    $40.00
                           Check Cut                 $5.00
                           Outgoing Wire             $10.00



                             INDEPENDENT ACCOUNTANTS

         Arthur Andersen LLP, Huntington Center, Suite 2100, 41 South High Street, Columbus, Ohio 43215-6160, serves as independent accountants to Circle Income. Arthur Andersen provides general accounting and auditing services to Circle Income.

PART C. OTHER INFORMATION

ITEM 15.  Indemnification

The information required by this item is incorporated by reference to the Item 27 of Post-Effective Amendment No. 35 (filed August 29, 1995) to Registrant's Registration Statement on Form N-1A (File No. 2-95973) under the Securities Act of 1933 and the Investment Company Act of 1940 (File No. 811-4236).

ITEM 16.  Exhibits

(1) Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (1) to Post Effective Amendment No. 49 (filed March 12,
          1999) to Registrant's Registration Statement on Form N-1A.

(2) Code of Regulations as amended and restated July 26, 1990 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.

(3)       Not applicable.

(4)       Form of Agreement and Plan of Reorganization is filed herewith.

(5)(a) Article V, Article VIII and Article IX, Sections 4 and 5 of the Amended and Restated Declaration of Trust are incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.

(5)(b) Article I of the Code of Regulations as amended and restated July 26, 1990 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.

(6)(a) Investment Advisory Agreement dated January 11, 1993 between Registrant and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 27 (filed March 17, 1993) to Registrant's Registration Statement on Form N-1A.

(6)(b) Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation dated August 16, 2000 is filed herewith.

(6)(c) Sub-Investment Advisory Agreement dated August 20, 1998, between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC is incorporated by reference to Exhibit (5) (d) to Post-Effective Amendment No. 45 (filed August 26, 1998) to Registrant's Registration Statement on Form N-1A.

(6)(d) Sub-Investment Advisory Agreement, dated November 9, 1999, between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC is filed herewith.

(7)(a) Re-Executed Distribution Agreement dated December 13, 1995 between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (7) (c) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

(7)(b) Revised Schedules A-D to the Distribution Agreement between The One Group Services Company and the Registrant dated May 18, 2000 are incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(7)(c) Dealer's Agreement for The One Group dated November 11, 1995 between The One Group Services Company and Banc One Securities Corporation is incorporated by reference to Exhibit (7)(d) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

(8) Deferred Compensation Plan for Trustees of One Group Mutual Funds is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 45 (filed August 26, 1998) to Registrant's Registration Statement on Form N-1A..

(9)(a) Custodian Contract dated as of July 29, 1988 between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 45 (filed August 26,
          1998) to Registrant's Registration Statement on Form N-1A.

(9)(b) Amendment to Custodian Contract dated as of July 29, 1988 between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (8)(b) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant's Registration Statement on Form N-1A.

(9)(c) Sub-Custodian Agreement between State Street Bank and Trust Company and Bank One Trust Company, NA is incorporated by reference to Exhibit
          (8)(b) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

(9)(d) First Amendment to the Subcustodian Agreement dated as of December, 1996 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and One Group Mutual Funds is incorporated by reference to Exhibit (8)(d) to Post Effective Amendment No. 45 (filed August 26,
          1998) to Registrant's Registration Statement on Form N-1A.

(9)(e) Sub-Custodian Agreement dated as of March 19, 1999, between State Street Bank and Trust Company, Bank One Trust Company, N.A. (as successor to NBD Bank) and One Group Mutual Funds is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No.49 (filed April 27, 1999) to the Registrant's Registration Statement on Form N-1A.

(9)(f) International Securities Lending Subcustodian and Services Agreement, dated December 29, 1997 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and One Group Mutual Funds is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 44 (filed June 5, 1998) to the Registrant's Registration Statement on Form N-1A.

 (10)(a) Re-Executed Distribution and Shareholder Services Plan - Class A and Service Class shares dated November 1, 1995, as amended August 20, 1997, between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (15) (a) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

(10)(b) Revised Schedule A to the Distribution and Shareholder Services Plan - Class A and Service Class Shares is incorporated by reference to Exhibit m(2) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(10)(c) Distribution and Shareholder Services Plan - Class B and Class C Shares dated January 1, 1994, as amended August 20, 1997, between One Group Mutual Funds and The One Group Services Company is incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

(10)(d) Revised Schedules A and B to the Distribution and Shareholder Services Plan - Class B and Class C Shares is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 50 (filed August 26,
          1999) to Registrant's Registration Statement on Form N-1A.

(10)(e) Form of Shareholder Servicing Agreement (Non-NASD) between One Group Mutual Funds and Participating Service Organizations is incorporated by reference to Exhibit (7)(f) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

(10)(f) Form of Agency Agreement between The One Group Services Company and various shareholder servicing agents is incorporated by reference to Exhibit (9)(bb) to Post-Effective Amendment No. 49 (filed April 27,
          1999) to Registrant's Registration Statement on Form N-1A.

(10)(g) Agency Agreement between American General Retirement Services Co. (VALIC), One Group Mutual Funds and The One Group Services Company is incorporated by reference to Exhibit e(10) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(10)(h) Agency Agreement dated November 25, 1999 between Capstone Financial Group, Inc., One Group Mutual Funds and The One Group Services Company is incorporated by reference to Exhibit e(11) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(10)(i) Agency Agreement dated April 6, 2000 between Security Trust Company, One Group Mutual Funds and The One Group Services Company is incorporated by reference to Exhibit e(12) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(10)(j) FundCircuit Program Services Agreement between Bear Sterns Securities Corporation, The One Group Services Company, and One Group Mutual Funds is incorporated by reference to Exhibit d(13) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(10)(k) Services Agreement dated December 28, 1999 between Fidelity Brokerage Services, Inc., National Financial Services Corporation, One Group Mutual Funds, and The One Group Services Company is incorporated by reference to Exhibit e(14) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(10)(l) Shareholder Services Agreement (Cash Sweep) dated June 1, 1996 between The One Group Services Company and Bank One Corporation is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

(10)(m) Services Agreement dated as of June 6, 1997 between One Group Mutual Funds and Charles Schwab & Company, is incorporated by reference to Exhibit (9)(l) to Post-Effective Amendment No. 44 (filed June 5, 1998) to Registrant's Registration Statement on Form N-1A.

(10)(n) Fund Alliance Agreement by and between The One Group, The One Group Services Company, and Putnam Fiduciary Trust Company is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant's Registration Statement on Form N-1A.

(10)(o) Agency Agreement dated as of March 18, 1997 between Pegasus Funds and BISYS Fund Services, Inc. is incorporated by reference to Exhibit
          (9)(v) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant's Registration Statement on Form N-1A.

(10)(p) Amendment dated April 1, 1999, to the Agency Agreement dated as of March 18, 1997 between Pegasus Funds and BISYS Fund Services, Inc. is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant's Registration Statement on Form N-1A.

(10)(q) Agency Agreement dated as of March 11, 1997 between Pegasus Funds and Bank One Trust Company, N.A. (as successor to NBD Bank) is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant's Registration Statement on Form N-1A.

(10)(r) Amendment to the Agency Agreement dated as of March 11, 1997 between Pegasus Funds and NBD Bank is incorporated by reference to Exhibit
          (9)(y) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant's Registration Statement on Form N-1A.

(10)(s) Agency Agreement dated as of November 1, 1996 between Pegasus Funds and Putnam Fiduciary Trust Company is incorporated by reference to Exhibit (9)(z) to Post-Effective Amendment No. 49 (filed April 27,
          1999) to Registrant's Registration Statement on Form N-1A.

(10)(t) Fifth Amendment dated March 19, 1999, to the Agency Agreement dated as of November 1, 1996 between Pegasus Funds and Putnam Fiduciary Trust Company is incorporated by reference to Exhibit (9)(aa) to

          Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant's Registration Statement on Form N-1A.

(10)(u) Services (Agency) Agreement dated September 20, 1999 between SunGard Investment Products, Inc., The One Group Services Company and One Group Mutual Funds is filed herewith.

(10)(v) Financial Services (Agency) Agreement dated August 6, 1999 between Merrill Lynch, Pierce, Fenner & Smith, Inc. and The One Group Services Company is filed herewith.

(10)(w) Supplemental No-Load Agreement (Agency) dated December 3, 1999 between Merrill Lynch, Pierce, Fenner & Smith, Inc., The One Group Services Company and One Group Mutual Funds is filed herewith.

(10)(x) Shareholder Services Agreement (Agency) dated December 12, 1997 between Bank One Trust Company, N.A. and The One Group Services Company is filed herewith.

(10)(y) Participation Agreement (Agency) dated August 26, 1999 between Edgewood Services, Inc., The One Group Services Company, and One Group Mutual Funds is filed herewith.

(10)(z) Shareholder Services (Agency) Agreement dated May 11, 1999 between First Trust Corporation, The One Group Services Company, and One Group Mutual Funds is filed herewith.

(10)(aa) Agency Agreement dated July 26, 2000 between Exeter Trust Company, The One Group Services Company and One Group Mutual Funds is filed herewith.

(10)(bb) Agency Agreement dated June 28, 2000 between Expert Plan.Com, The One Group Services Company and One Group Mutual Funds is filed herewith.

(10)(cc) Multiple Class Plan for The One Group adopted by the Board of Trustees on May 22, 1995, as amended on August 16, 2000, is filed herewith.

(11)      Opinion of Ropes & Gray, including consent, is filed herewith.

(12) Draft Opinion of Ropes & Gray, including consent, as to tax matters is filed herewith.

(13)(a) Management and Administration Agreement dated November 1, 2000 is filed herewith.

(13)(b) Transfer Agency and Service Agreement dated as of April 1, 2000 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant's Registration Statement on Form N-1A.

(13)(c) Fund Accounting and Related Services Agreement dated November 1, 2000 between the Registrant and BISYS Fund Services, Inc. is filed herewith.

(14)(a)   Consent of PricewaterhouseCoopers LLP is filed herewith.

(14)(b)   Consent of Ropes & Gray is filed herewith.

(14)(c)   Consent of Arthur Andersen LLP is filed herewith.

(15)      Not applicable.

(16)      Executed Powers of Attorney are filed herewith.

(17)(a) Prospectus for One Group Income Bond Fund dated November 1, 2000 is filed herewith.

(17)(b) Prospectus for Circle Income Shares, Inc. dated May 23, 1975 is filed herewith.

(17)(c) One Group Mutual Fund Annual Report for the period ended June 30, 2000 is filed herewith.

(17)(d) Circle Income Annual Report for the period ended June 30, 2000 is filed herewith.

ITEM 17.  Undertakings

         (1) The registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Washington, District of Columbia, on the 20th day of October, 2000.

                                  One Group Mutual Funds
                                  Registrant

                                  /s/ MARK A. BEESON

                                  * Mark A. Beeson
                                  President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                                  TITLE                                        DATE
---------                                                  -----                                        ----
/s/ MARK A. BEESON                                        President                                October 20, 2000
--------------------------------------------
* Mark A. Beeson

/s/ PETER C. MARSHALL                                     Trustee                                  October 20, 2000
--------------------------------------------
*Peter C. Marshall

/s/ CHARLES I. POST                                       Trustee                                  October 20, 2000
--------------------------------------------
*Charles I. Post

/s/ FREDERICK W. RUEBECK                                  Trustee                                  October 20, 2000
--------------------------------------------
*Frederick W. Ruebeck

/s/ ROBERT A. ODEN                                        Trustee                                  October 20, 2000
--------------------------------------------
*Robert A. Oden

/s/ JOHN F. FINN                                          Trustee                                  October 20, 2000
--------------------------------------------
*John F. Finn

/s/ MARILYN MCCOY                                         Trustee                                  October 20, 2000
--------------------------------------------
*Marilyn McCoy

/s/ DONALD L. TUTTLE                                      Trustee                                  October 20, 2000
--------------------------------------------
*Donald L. Tuttle

/s/ JULIUS L. PALLONE                                     Trustee                                  October 20, 2000
--------------------------------------------

*Julius L. Pallone

*By: /s/ ALAN G. PRIEST
--------------------------------------------
Alan G. Priest
Attorney-in-Fact, pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX

EXHIBIT NO.                                                               PAGE

(4)       Agreement and Plan of Reorganization

(6)(b) Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation dated August 16, 2000.

(6)(d) Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, Inc dated November 1, 1999.

(10)(u) Services (Agency) Agreement dated September 20, 1999 between SunGard Investment Products, Inc., The One Group Services Company and One Group Mutual Funds.

(10)(v) Financial Services (Agency) Agreement dated August 6, 1999 between Merrill Lynch, Pierce, Fenner & Smith, Inc. and The One Group Services Company.

(10)(w) Supplemental No-Load Agreement (Agency) dated December 3, 1999 between Merrill Lynch, Pierce, Fenner & Smith, Inc., The One Group Services Company and One Group Mutual.

(10)(x) Shareholder Services Agreement (Agency) Agreement dated December 12, 1997 between Bank One Trust Company, N.A. and The One Group Services Company.

(10)(y) Participation Agreement (Agency) Agreement dated August 26, 1999 between Edgewood Services, Inc., The One Group Services Company, and One Group Mutual Funds.

(10)(z) Shareholder Services (Agency) Agreement dated May 11, 1999 between First Trust Corporation, The One Group Services Company, and One Group Mutual Funds.

(10)(aa) Agency Agreement dated July 26, 2000 between Exeter Trust Company, The One Group Services Company and One Group Mutual Funds.

(10)(bb) Agency Agreement dated June 28, 2000 between Expert Plan.Com, The One Group Services Company and One Group Mutual Funds.

(10)(cc) Multiple Class Plan for The One Group adopted by the Board of Trustees on May 22, 1995, as amended on August 16, 2000.

(11)      Opinion of Ropes & Gray, including consent.

(12)      Draft Opinion of Ropes & Gray, including consent, as to tax matters.

(13)(a)   Management and Administration Agreement dated November  1, 2000.

(13)(c) Fund Accounting and Related Services Agreement dated November 1, 2000 between the Registrant and BISYS Fund Services, Inc.

(14)(a)   Consent of PricewaterhouseCoopers LLP.

(14)(b)   Consent of Ropes & Gray.

(14)(c)   Consent of Arthur Andersen LLP.

(16)      Executed Powers of Attorney.

(17)(a)   Prospectus for One Group Income Bond Fund dated November 1, 2000.

(17)(b)   Prospectus for Circle Income Shares, Inc. dated November 20, 1975.

(17)(c)   One Group Mutual Fund Annual Report for the period ended June 30,
          2000.

(17)(d)   Circle Income Annual Report for the period ended June 30, 2000.